As filed with the Securities and Exchange Commission on September 22, 2023

Securities Act File No. 333-273771

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No. ___	☐
(Check appropriate box or boxes)

BLACKROCK LARGE CAP FOCUS GROWTH FUND, INC.

(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (800) 441-7762

John M. Perlowski

BLACKROCK LARGE CAP FOCUS GROWTH FUND, INC.

50 Hudson Yards

New York, New York 10001

United States of America

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019	Janey Ahn, Esq. BlackRock Advisors, LLC 50 Hudson Yards New York, New York 10001

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of common stock, par value $0.10 per share.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of BlackRock Capital Appreciation Fund, Inc.

2.	Questions and Answers for Shareholders of BlackRock Capital Appreciation Fund, Inc.

3.	Combined Prospectus/Information Statement regarding the reorganization of BlackRock Capital Appreciation Fund, Inc. into BlackRock Large Cap Focus Growth Fund, Inc.

4.	Statement of Additional Information regarding the reorganization of BlackRock Capital Appreciation Fund, Inc. into BlackRock Large Cap Focus Growth Fund, Inc.

5.	Part C Information

6.	Exhibits

BLACKROCK CAPITAL APPRECIATION FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

[_______], 2023

Dear Shareholder:

I am writing to inform you about a reorganization that will affect your investment in BlackRock Capital Appreciation Fund, Inc. (the “Target Fund”), a Maryland corporation. As provided in an Agreement and Plan of Reorganization (the “Reorganization Agreement”), the Target Fund will be reorganized (the “Reorganization”) into BlackRock Large Cap Focus Growth Fund, Inc. (the “Acquiring Fund”), a Maryland corporation. The Acquiring Fund is advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser to the Target Fund. Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Large Cap Focus Growth Fund, Inc. to BlackRock Large Cap Growth Equity Fund, Inc.

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

The Board of Directors of the Target Fund (the “Target Fund Board”) and the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) have determined that the Reorganization is in the best interests of each Fund, and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. The Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization.

The enclosed Combined Prospectus/Information Statement contains information about the Reorganization. As a result of the Reorganization, you will receive shares (including fractional shares, if any) of the same class in the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization.

The Reorganization is taking place because combining the Target Fund’s and the Acquiring Fund’s assets in the Reorganization will consolidate similarly managed funds and enhance operating efficiencies. The Board has determined that shareholders of the Target Fund may benefit from the following:

(i)	shareholders of the Target Fund will remain invested in a diversified, open-end fund that will have greater net assets after the Reorganization;

(ii)	the Reorganization will allow shareholders of the Target Fund to invest in a fund with a substantively identical investment objective and similar principal investment strategies;

(iii)

the larger net asset size of the combined fund (the “Combined Fund”) is expected to give rise to possible operating efficiencies (e.g., certain costs, such as printing shareholder reports, prospectuses and statements of additional information, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund);

(iv)	the larger net asset size of the Combined Fund may over time result in a lower effective management fee rate under the management agreement relating to the Combined Fund;

(v)

assuming the Reorganization had occurred on May 31, 2023, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through June 30, 2025, in each case as of May 31, 2023; and

(vi)	the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATION.

In accordance with the Funds’ operative documents, and applicable Maryland state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), the Reorganization may be effected without the approval of shareholders of either Fund.

I encourage you to carefully review the enclosed materials, which explain the Reorganization in more detail. If you have any questions or need additional information, please contact BlackRock Investor Services at (800) 441-7762.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer

BLACKROCK CAPITAL APPRECIATION FUND, INC.

100 Bellevue Parkway Wilmington, Delaware 19809
(800) 441-7762

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. For your convenience, we have provided a brief overview of the Reorganization (as defined below).

Q:	What does the Reorganization provide for?

A:

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between BlackRock Capital Appreciation Fund, Inc. (the “Target Fund”) and BlackRock Large Cap Focus Growth Fund, Inc. (the “Acquiring Fund”), the Target Fund will be reorganized into the Acquiring Fund (the “Reorganization”).

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

The Reorganization will result in each shareholder of the Target Fund becoming a shareholder of the Acquiring Fund, another mutual fund advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser for the Target Fund.

Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Large Cap Focus Growth Fund, Inc. to BlackRock Large Cap Growth Equity Fund, Inc.

The Target Fund and the Acquiring Fund pursue substantively identical investment objectives and employ similar investment strategies to achieve their respective investment objectives.

The Reorganization Agreement provides for:

Step 1:	The transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares (the “Acquiring Fund Shares”).

Step 2:	The distribution of the Acquiring Fund Shares pro rata by the Target Fund to its shareholders.

Step 3:	The redemption by the Target Fund of all of its outstanding shares for no consideration.

Step 4:	The termination, dissolution and liquidation of the Target Fund.

Q:	Why is the Reorganization taking place?

A:

The Reorganization is taking place because combining the assets of the Target Fund and the Acquiring Fund in the Reorganization will consolidate similarly managed funds and enhance operating efficiencies.

The Board has determined that the Reorganization is in the best interests of each Fund, and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. The Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization.

Q:	Do I need to vote for the Reorganization?

A:

No. No vote of shareholders will be taken with respect to the Reorganization. THE FUNDS ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND A PROXY TO THE FUNDS WITH RESPECT TO THE REORGANIZATION.

Q:	In the Reorganization, what class of shares of the Acquiring Fund will I receive?

A:	You will receive Acquiring Fund Shares as follows:

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class K	Class K
Class R	Investor A

Q:	Will I own the same number of shares of the Combined Fund as I currently own of the Target Fund?

A:

No. You will receive shares, including fractional shares, if any, of the Acquiring Fund with the same aggregate net asset value (“NAV”) as the shares of the Target Fund you own immediately prior to the Reorganization. However, the number of Acquiring Fund Shares you receive will depend on the relative NAV per share for the applicable class of the Target Fund and the Acquiring Fund computed as of the close of trading on the New York Stock Exchange on the business day immediately prior to the closing of the Reorganization (“Valuation Time”), after the declaration of payment of applicable dividends and/or other distributions. Thus, if as of the Valuation Time the NAV of a share of the Acquiring Fund is lower than the NAV of the corresponding share

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class of the Target Fund, you will receive a greater number of Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. On the other hand, if the NAV of a share of the Acquiring Fund is higher than the NAV of the corresponding share class of the Target Fund, you will receive fewer Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. The aggregate NAV of your Combined Fund shares immediately after the Reorganization will be the same as the aggregate NAV of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Combined Fund once the Reorganization is completed?

A:	Each Fund is advised by BlackRock and BlackRock will continue to advise the Combined Fund once the Reorganization is completed.

Q:	How will the Reorganization affect Fund fees and expenses?

A:

Assuming the Reorganization had occurred on May 31, 2023, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through June 30, 2025, in each case as of May 31, 2023.

Q:	Are there any differences in the distribution and service fees and front-end sales charges or contingent deferred sales charges?

A:

Yes. As detailed below, shareholders of Class R Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund and may be subject to different distribution fees following the Reorganization but will not be subject to any contingent deferred sales charges (“CDSC”) with respect to such Investor A Shares following the Reorganization. Shareholders of Investor A Shares, Investor C Shares, Institutional Shares and Class K Shares of the Target Fund will receive the same class of shares of the Acquiring Fund, each with identical distribution and service fees, front-end sales charges and CDSCs to the corresponding class of shares of the Target Fund held by such shareholders immediately prior to the Reorganization.

	Target Fund		Acquiring Fund

Investor A

Distribution and Service (12b-1) Fees:

Distribution Fee: None

Service Fee: 0.25%

Front-End Sales Charge: 5.25% (lower sales charges may be available for larger investments)

CDSCs: None (may be charged for purchases of $1 million or more that are redeemed within 18 months)

Investor A

Distribution and Service (12b-1) Fees:

Distribution Fee: None

Service Fee: 0.25%

Front-End Sales Charge: 5.25% (lower sales charges may be available for larger investments)

CDSCs: None (may be charged for purchases of $1 million or more that are redeemed within 18 months)

Class R	Distribution and Service (12b-1) Fees: Distribution Fee: 0.25% Service Fee: 0.25% Front-End Sales Charge: None CDSCs: None

Investor C	Distribution and Service (12b-1) Fees: Distribution Fee: 0.75% Service Fee: 0.25% Front-End Sales Charge: None CDSCs: 1.00% (payable if redeemed within one year of purchase)	Investor C	Distribution and Service (12b-1) Fees: Distribution Fee: 0.75% Service Fee: 0.25% Front-End Sales Charge: None CDSCs: 1.00% (payable if redeemed within one year of purchase)

Institutional	Distribution and Service (12b-1) Fees: Distribution Fee: None Service Fee: None Front-End Sales Charge: None CDSCs: None	Institutional	Distribution and Service (12b-1) Fees: Distribution Fee: None Service Fee: None Front-End Sales Charge: None CDSCs: None

Class K	Distribution and Service (12b-1) Fees: Distribution Fee: None Service Fee: None Front-End Sales Charge: None CDSCs: None	Class K	Distribution and Service (12b-1) Fees: Distribution Fee: None Service Fee: None Front-End Sales Charge: None CDSCs: None

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Q:	Will I have to pay any sales charge, commission or other similar fee in connection with the Reorganization?

A:

No, you will not have to pay any sales charge, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Information Statement, the holding period with respect to any CDSC that applies to shares of the Acquiring Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock and subsequently exchanged them for shares of the Target Fund. As noted above, shareholders of Class R Shares of the Target Fund receiving Investor A Shares of the Acquiring Fund will not be subject to any CDSC with respect to such Investor A Shares following the Reorganization.

Q:	Do I need to take any action in connection with the Reorganization?

A:

No. You will automatically receive shares of the Acquiring Fund and your shares of the Target Fund will automatically be redeemed on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. The aggregate NAV of the Acquiring Fund shares you receive in the Reorganization will be equal to the aggregate NAV of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	Will the Reorganization create a taxable event for me?

A:

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize any gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets).

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund. Generally, such redemptions would be taxable transactions to shareholders in non-tax qualified accounts.

It is anticipated that the Target Fund or the Acquiring Fund will dispose of certain of its holdings either prior to or after the Reorganization in connection with realigning the Target Fund’s and the Acquiring Fund’s portfolios in a manner more consistent with the investment strategies of both Funds (“Realignment Sales”). When such portfolio assets are sold in the Realignment Sales, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the applicable Fund’s basis in such assets. If Realignment Sales occur prior to or after the Reorganization, the sales are expected to result in net capital gain. Based on current market conditions, such capital gain is expected to be approximately $64 million. Any such gain is expected to be distributed to the Target Fund’s shareholders or the Combined Fund’s shareholders, depending on the timing of the Realignment Sales. Additionally, any income or gain from the deemed sale or transfer by the Target Fund is expected to be distributed to the Target Fund shareholders prior to the Reorganization, and such distributions are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

Prior to the Reorganization, the Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

The estimated brokerage commission and other portfolio transaction costs relating to the Realignment Sales will be approximately $39,000.

You are urged to consult with your tax adviser concerning the tax consequences of the Reorganization.

Q:	What if I redeem my shares before the Reorganization takes place?

A:

If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction to shareholders in non-tax qualified accounts and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganization?

A:

The Target Fund will bear its portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be $202,500. BlackRock or its affiliates will pay, directly or through waivers, the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be $22,500. The total estimated expenses of the Reorganization are estimated to be approximately $225,000. The foregoing estimated expenses will be borne by the Target Fund and, with respect to the Acquiring Fund, BlackRock or its affiliates directly or through waivers, regardless of whether the Reorganization is consummated.

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Q:	When will the Reorganization occur?

A:	The Reorganization is expected to occur during the fourth quarter of 2023.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Target Fund at (800) 441-7762.

Important additional information about the Reorganization is set forth in the accompanying Combined

Prospectus/Information Statement.

Please read it carefully.

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The information in this Combined Prospectus/Information Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Prospectus/Information Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 22, 2023

COMBINED PROSPECTUS/INFORMATION STATEMENT

BLACKROCK CAPITAL APPRECIATION FUND, INC.

BLACKROCK LARGE CAP FOCUS GROWTH FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

This Combined Prospectus/Information Statement is furnished to you as a shareholder of BlackRock Capital Appreciation Fund, Inc. (“Target Fund”), a Maryland corporation. As provided in an Agreement and Plan of Reorganization, the Target Fund will be reorganized into BlackRock Large Cap Focus Growth Fund, Inc. (the “Acquiring Fund”), a Maryland corporation. The Acquiring Fund is advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser to the Target Fund. Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Large Cap Focus Growth Fund, Inc. to BlackRock Large Cap Growth Equity Fund, Inc.

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

The Board of Directors of the Target Fund (the “Target Fund Board”) and the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) have determined that the Reorganization is in the best interests of each Fund, and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. The Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

As a result of the Reorganization, the Target Fund will be reorganized into the Acquiring Fund and you will become a shareholder of the Acquiring Fund. The Target Fund and the Acquiring Fund pursue substantively identical investment objectives and employ similar investment strategies to achieve their respective investment objectives.

The investment objective of the Target Fund is to seek long-term growth of capital. The investment objective of the Acquiring Fund is long-term capital appreciation. For more information on each Fund’s investment strategies, see “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies” below.

The Target Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of such Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”). Immediately thereafter, the Target Fund will distribute Acquiring Fund Shares to its shareholders pro rata. After distributing the Acquiring Fund Shares, the Target Fund will redeem all of its outstanding shares for no consideration and will be terminated, dissolved and liquidated. No assets other than Acquiring Fund Shares will be distributed to the shareholders of the Target Fund. Following the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund as follows: holders of Investor A Shares and Class R Shares will receive Investor A Shares; holders of Investor C Shares will receive Investor C Shares; holders of Institutional Shares will receive Institutional Shares; and holders of Class K Shares will receive Class K Shares.

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

The aggregate net asset value (“NAV”) of the Acquiring Fund Shares received in the Reorganization by the Target Fund will equal the aggregate NAV of the shares of the Target Fund held by such shareholders of the Target Fund immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder’s interest will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund immediately prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information shareholders of the Target Fund should know before the Reorganization and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

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The following documents containing additional information about each Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally form a part of) this Combined Prospectus/Information Statement:

•	the Statement of Additional Information dated [ ], 2023 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement;

•	the Prospectuses relating to the Target Fund, dated September 28, 2022, as supplemented (the “Target Fund Prospectus”);

•	the Statement of Additional Information relating to the Target Fund, dated September 28, 2022, as supplemented (the “Target Fund SAI”);

•	the Prospectuses relating to the Acquiring Fund, dated September 28, 2022, as supplemented (the “Acquiring Fund Prospectus”);

•	the Statement of Additional Information relating to the Acquiring Fund, dated September 28, 2022, as supplemented (the “Acquiring Fund SAI”);

•	the Annual Report to shareholders of the Target Fund (the “Target Fund Annual Report”), for the fiscal year ended May 31, 2023; and

•	the Annual Report to shareholders of the Acquiring Fund (the “Acquiring Fund Annual Report”), for the fiscal year ended May 31, 2023.

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization.

Copies of the foregoing can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7762 or by writing to the respective Fund at P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of each of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809 and the telephone number is (800) 441-7762.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, information statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and downloaded from the SEC’s website at www.sec.gov.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The SEC has not approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Information Statement is [ ], 2023.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

Each Fund is a diversified, open-end management investment company, registered with the Securities and Exchange Commission (“SEC”) as specified below:

BlackRock Capital Appreciation Fund, Inc. (the “Target Fund”)	a corporation organized under the laws of the State of Maryland

BlackRock Large Cap Focus Growth Fund, Inc. (the “Acquiring Fund”)	a corporation organized under the laws of the State of Maryland

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” The Acquiring Fund, following completion of the Reorganization (as defined below), may be referred to as the “Combined Fund” in this Combined Prospectus/Information Statement.

BlackRock Advisors, LLC (“BlackRock” or the “Adviser”) serves as the investment adviser of each Fund. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL,” or the “Distributor”), and certain intermediaries.

The investment objectives and investment strategies, principal risks, performance, fees and expenses and other comparative information concerning the Target Fund and the Acquiring Fund are discussed below.

Board Approval and Structure of the Reorganization. The Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) and the Board of Directors of the Target Fund (the “Target Board” and together with the Acquiring Board, the “Boards” and each, a “Board”), including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Board Members”), have each unanimously approved the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”).

The Reorganization provides for:

•

the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”);

•	the distribution of the Acquiring Fund Shares pro rata by the Target Fund to its shareholders;

•	the redemption by the Target Fund of all of its outstanding shares for no consideration; and

•	the termination, dissolution and liquidation of the Target Fund.

In connection with the step described in the second bullet, no assets other than Acquiring Fund Shares will be distributed to the shareholders of the Target Fund.

Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Large Cap Focus Growth Fund, Inc. to BlackRock Large Cap Growth Equity Fund, Inc.

Once the Reorganization is completed, shareholders of the Target Fund will receive shares, including fractional shares, if any, of the class of shares of Acquiring Fund set out in the table below with the same aggregate net asset value (“NAV”) as the shares of the Target Fund of the corresponding class of shares that shareholders own immediately prior to the Reorganization:

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class K	Class K
Class R	Investor A

Background and Reasons for the Reorganization

BlackRock believes that each Fund generally will benefit more from the possible operating efficiencies that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate each Fund separately. BlackRock believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a reorganization with the Target Fund. As a result of the substantively identical investment objectives and similar investment strategies of the Target Fund and the Acquiring Fund, as of May 31, 2023, there is overlap of approximately 91% of the Target Fund’s total assets were invested in securities owned by the Acquiring Fund. It is anticipated that the Target Fund or the Acquiring Fund will dispose of certain of its holdings either prior to or after the Reorganization in connection with realigning the Target Fund’s and the Acquiring Fund’s portfolios in a manner more consistent with the investment strategies of both Funds.

At a meeting held on July 25, 2023 (the “Approval Meeting”), the Board, including all of the Independent Board Members, unanimously approved the Agreement and Plan of Reorganization (the “Reorganization Agreement”). The Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Board at the Approval Meeting, the Reorganization is in the best interests of each Fund and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. The Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization. The Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Board did not identify any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization, the Board considered a number of factors presented at the time of the Approval Meeting, including, but not limited to, the following:

•	the shareholders of the Target Fund will remain invested in a diversified, open-end fund that will have greater net assets after the Reorganization;

•

the investment objectives of the Funds are substantively identical; the fundamental investment restrictions of the Funds are substantially similar; the non-fundamental investment restrictions of the Funds are identical; and the investment strategies and risks of the Target Fund and the Acquiring Fund are similar, although there are certain differences. The Board considered the principal differences in the investment strategies and risks. See “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies” and “Comparison of the Funds—Investment Risks”;

•

assuming the Reorganization had occurred on May 31, 2023, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through June 30, 2025, in each case as of May 31, 2023;

•

the Combined Fund is expected to achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain costs over a larger asset base;

•	the contractual and effective management fee rates for the Combined Fund are expected to be lower than the contractual and effective management fee rates for the Target Fund;

•

the net annual fund operating expenses for the share classes of the Combined Fund to be issued in the Reorganization are expected to be lower than those of the corresponding share classes of the Target Fund and the same as those of the corresponding share classes of the Acquiring Fund;

•

the same portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage the Target Fund and the Acquiring Fund are expected to manage the Combined Fund following the closing of the Reorganization;

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information”;

•

the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated below in “Information about the Reorganization—General”;

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, because the Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, however, the Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts;

•

the Target Fund and the Acquiring Fund use the same methodology for valuing their assets, each shareholder of the Target Fund will receive shares of the same class of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the same class such shareholder of the Target Fund owns immediately prior to the Reorganization, the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization and the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization; and

•

The Target Fund will bear its portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be $202,500. BlackRock or its affiliates will pay, directly or through waivers, the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be $22,500. The total estimated expenses of the Reorganization are estimated to be approximately $225,000. The foregoing estimated expenses will be borne by the Target Fund and, with respect to the Acquiring Fund, BlackRock or its affiliates directly or through waivers, regardless of whether the Reorganization is consummated.

Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies

Comparison of the Target Fund and the Acquiring Fund

Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are substantively identical. The Target Fund has an investment objective to seek long-term growth of capital. The Acquiring Fund’s investment objective is long-term capital appreciation. The investment objective of each Fund is fundamental, which means that it cannot be changed without the approval of the Acquiring Fund’s shareholders. Following completion of the Reorganization, the Combined Fund will have the same fundamental investment objective as the Acquiring Fund.

Investment Processes. The investment processes of the Target Fund and the Acquiring Fund are similar. Fund management for both Funds emphasizes growth investments: the Target Fund emphasizes large companies that exhibit stable growth and accelerated earnings while the stocks selected for the Acquiring Fund come from a universe of companies that management believes have above average growth potential. The Acquiring Fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the Acquiring Fund also may invest in the common stock of small companies. While the Target Fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

While Target Fund management uses bottom-up stock selection as the primary driver of returns, Acquiring Fund management selects companies through a process of top-down macro-economic analysis and bottom-up analysis of the fundamentals of any given company.

The Target Fund generally will sell a stock when, in Fund management’s opinion, the stock reaches its price target, there is a deterioration in the company’s future growth prospects, an inability to sustain earnings momentum, less attractive valuation, a significant price change or more compelling investment opportunities elsewhere. Acquiring Fund management will make investment decisions based on judgments regarding several valuation parameters relative to anticipated rates of growth in earnings and potential rates of turn on equity.

Following completion of the Reorganization, the Combined Fund will have the same investment process as the Acquiring Fund.

Principal Investment Strategies. The Target Fund and the Acquiring Fund employ similar principal investment strategies in seeking to achieve their respective objectives, although there are certain differences. The similarities and differences of the principal investment strategies of the Funds are described below.

Both Funds emphasize growth investments; however, the Acquiring Fund emphasizes investments in aggressive growth companies. The Target Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term. The Target Fund emphasizes investments in companies that have exhibited above-average growth rates in earnings, resulting from a variety of factors including but not limited to above-average growth rates in sales, profit margin improvement, proprietary or niche products or services, leading market shares, and underlying strong industry growth. In other words, Target Fund management tries to choose investments that will increase in value over the long term. The Acquiring Fund is an aggressive growth fund that invests primarily in common stock of not less than 25 to not more than 45 aggressive growth companies. Effective upon the closing of the Reorganization, the Acquiring Fund will remove the target holdings range from its investment strategies.

The Target Fund will generally invest at least 65% of its total assets in the following equity securities: common stock; convertible preferred stock; securities convertible into common stock; and rights to subscribe to common stock. Of these securities, the Target Fund generally seeks to invest primarily in common stock, like the Acquiring Fund. Under normal circumstances, the Acquiring Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities, and derivatives that have similar economic characteristics to such securities. For purposes of the Acquiring Fund’s 80% policy, large cap equity securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Growth Index. Similar to the Target Fund, the Acquiring Fund primarily intends to invest in equity securities, which for purposes of the Acquiring Fund’s policy include common stock, preferred stock and convertible securities, or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000® Growth Index. The Russell 1000® Growth Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation.

The Target Fund may invest in companies of any size but emphasizes investments in companies that have medium to large stock market capitalizations (currently, approximately $2 billion or more). The Acquiring Fund may also invest in companies of any size, but has an 80% policy to invest in large cap equity securities.

The Acquiring Fund may invest without limitation in the securities of foreign companies in the form of American Depositary Receipts (“ADRs”) and up to 20% of its total assets in other forms of securities of foreign companies, including European Depositary Receipts, which are receipts typically issued in Europe evidencing an ownership arrangement with the foreign company or other securities of foreign companies.

Following completion of the Reorganization, the Combined Fund will employ the same principal investment strategies as the Acquiring Fund described above.

Other Strategies. The Target Fund and the Acquiring Fund employ similar other strategies in seeking to achieve their respective objectives as set forth below. Following completion of the Reorganization, the Combined Fund will employ the same other strategies as the Acquiring Fund.

Target Fund	Acquiring Fund

•  Borrowing — The Target Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

•  Borrowing — The Acquiring Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

—

•  Debt Securities — The Acquiring Fund may invest in investment grade, non-convertible debt securities, and U.S. Government securities of any maturity, although it typically will not do so to a significant extent.

•  Derivative Transactions — The Target Fund may use derivatives to hedge its portfolio against market and currency risks and to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500® Index. The derivatives that the Target Fund may use include, but are not limited to, futures, forwards and options.

•  Derivative Transactions — The Acquiring Fund may also invest in certain derivative securities. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil), or an index such as the Russell 1000® Growth Index. The Acquiring Fund may, but is not required to, use derivatives, such as swaps, futures and options, to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return.

• Emerging Market Issuers — The Target Fund may also invest a portion of its assets in securities of issuers located in emerging markets.	• Emerging Markets Issuers — The Acquiring Fund may also invest a portion of its assets in securities of issuers located in emerging markets.

•  Foreign Securities — The Target Fund may invest up to 20% of its total assets in the securities of foreign companies, including in the form of European Depositary Receipts (“EDRs”) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Target Fund may invest in unsponsored depositary receipts.

—

• Illiquid Investments — The Target Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the	• Illiquid Investments — The Acquiring Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that

Target Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

• Indexed and Inverse Securities — The Target Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). The Target Fund may also invest in securities the return of which is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.	—

• Initial Public Offerings — The Target Fund has the ability to invest in initial public offerings (“IPOs”).	—

•  Investment Companies — The Target Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds, subject to the applicable limits under the 1940 Act and the rules thereunder. The Target Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

•  Investment Companies — The Acquiring Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, subject to the applicable limits under the 1940 Act and the rules thereunder. The Acquiring Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated exchange-traded funds (“ETFs”).

•  Repurchase Agreements and Purchase and Sale Contracts — The Target Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

•  Repurchase Agreements and Purchase and Sale Contracts — The Acquiring Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

•  Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include Rule 144A securities, which are privately placed securities that can be resold to qualified institutional buyers but not to the general public, and securities of U.S. and non-U.S. issuers that are offered pursuant to Regulation S under the Securities Act of 1933, as amended.

•  Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include Rule 144A securities, which are privately placed securities that can be resold to qualified institutional buyers but not to the general public, and securities of U.S. and non-U.S. issuers that are offered pursuant to Regulation S under the Securities Act of 1933, as amended.

—

•  Rights — The Acquiring Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

• Reverse Repurchase Agreements — The Target Fund may enter into reverse repurchase agreements. The Target Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions (described below) will be aggregated for purposes of this investment limitation.	—

•  Securities Lending — The Target Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

•  Securities Lending — The Acquiring Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

—

•  Short Sales — The Acquiring Fund may engage in short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Acquiring Fund does not own declines in value. A short sale is a transaction in which the Acquiring Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Acquiring Fund must purchase the security to return it to the lender. The Acquiring Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets. The Acquiring Fund may also make short sales “against the box” without regard to this restriction. In this type of short sale, at the time of the sale, the Acquiring Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

—

•  Short-term Debt Securities — The Target Fund may invest a portion of its assets in short-term debt securities, such as commercial paper. These securities can be sold easily and have limited risk of loss but earn only limited returns. The Target Fund may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stock and bonds, or government and money market securities when Target Fund management is unable to find enough attractive equity investments and to reduce exposure to equities when Target Fund management believes it is advisable to do so, on a temporary basis. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Target Fund to achieve its objective of long-term growth of capital.

—

•  Temporary Defensive Strategies — For temporary defensive purposes, for example, to respond to adverse market, economic, political or other conditions, the Target Fund may depart from its principal investment strategies and may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities. Temporary defensive positions may affect the Target Fund’s ability to achieve its investment objective.

•  Temporary Defensive Strategies — For temporary defensive purposes, for example, to respond to adverse market, economic, political or other conditions, the Acquiring Fund may depart from its principal investment strategies and may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities. Temporary defensive positions may affect the Acquiring Fund’s ability to achieve its investment objective.

•  Warrants — A warrant gives the Target Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price and the date the warrant expires. The Target Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Target Fund is able to exercise it or sell it before it expires.

•  Warrants — A warrant gives the Acquiring Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price and the date the warrant expires. The Acquiring Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Acquiring Fund is able to exercise it or sell it before it expires.

• When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Target Fund at an established price with payment and delivery taking place in the future. The Target Fund enters into these transactions to obtain what is considered an advantageous price to the Target Fund at the time of entering into the transaction.	—

Fees and Expenses

The following table shows which share class of the Combined Fund shareholders will receive once the Reorganization is completed. The Acquiring Fund Shares that shareholders of the Target Fund will receive in the Reorganization will have the same aggregate NAV as the Target Fund shares that they owned immediately prior to the Reorganization.

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class K	Class K
Class R	Investor A

Fee Tables as of May 31, 2023 (unaudited)

The fee tables below provide information about the fees and expenses attributable to the Target Fund and the Acquiring Fund, assuming the Reorganization had taken place on May 31, 2023, and the estimated pro forma fees and expenses attributable to the pro forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended May 31, 2023 for each Fund and the Combined Fund, with restatements to reflect certain changes to the other expenses and contractual expense caps, if applicable, after such period. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of May 31, 2023, see “Other Information—Capitalization.”

You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Sales Loads” section on page 27 of this Combined Prospectus/Information Statement, the “Intermediary-Defined Sales Charge Waiver Policies” section on page III-1 in Appendix III, and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

Fee Tables of the Target Fund, the Acquiring Fund and the Pro Forma Combined Fund (as of May 31, 2023)

(unaudited)

Target Fund Investor A Shares into Acquiring Fund Investor A Shares

	Target Fund Investor A Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	5.25%	5.25%

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[l]	None[l]	None[l]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.62%[2]	0.50%[3]	0.50%[3]
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.13%	0.27%	0.23%[5]
Administration Fee	—	0.12%	0.10%
Miscellaneous Other Expenses	—	0.15%	0.13%
Total Annual Fund Operating Expenses	1.00%	1.02%	0.98%
Fee Waivers and/or Expense Reimbursements	—2	(0.10)%[3,4]	(0.06)%[3,4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%[2]	0.92%[3,4]	0.92%[3,4]

[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Target Fund.

[3]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2025. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Acquiring Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. These management fee waivers will remain in place with the Combined Fund following the closing of the Reorganization.

[4]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.92% of average daily net assets for Investor A Shares through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. This fee waiver and/or expense limitation agreement will remain in place with the Combined Fund following the closing of the Reorganization.

[5]	Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended May 31, 2023) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Investor A Shares	$622	$827	$1,048	$1,685
Acquiring Fund Investor A Shares	$614	$823	$1,049	$1,699
Pro Forma Combined Fund Investor A Shares	$614	$815	$1,033	$1,658

Target Fund Investor C Shares into Acquiring Fund Investor C Shares

	Target Fund Investor C Shares	Acquiring Fund Investor C Shares	Pro Forma Combined Fund Investor C Shares
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	1.00%[1]	1.00%[1]	1.00%[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.62%[2]	0.50%[4]	0.50%[4]
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.22%	0.30%	0.28%[6]
Administration Fee	—	0.12%	0.10%
Miscellaneous Other Expenses	—	0.18%	0.18%
Total Annual Fund Operating Expenses	1.84%	1.80%	1.78%
Fee Waivers and/or Expense Reimbursements	—2,3	(0.13)%[4,5]	(0.11)%[4,5]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.84%[2,3]	1.67%[4,5]	1.67%[4,5]

[1]	There is no CDSC on Investor C Shares after one year.

[2]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Target Fund.

[3]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.94% of average daily net assets for Investor C Shares through June 30, 2033. On October 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Target Fund.

[4]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2025. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Acquiring Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. These management fee waivers will remain in place with the Combined Fund following the closing of the Reorganization.

[5]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.67% of average daily net assets for Investor C Shares through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. This fee waiver and/or expense limitation agreement will remain in place with the Combined Fund following the closing of the Reorganization.

[6]	Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended May 31, 2023) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Investor C Shares	$287	$579	$995	$1,938
Acquiring Fund Investor C Shares	$270	$554	$963	$1,900
Pro Forma Combined Fund Investor C Shares	$270	$550	$954	$1,874

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Target Fund Investor C Shares	$187	$579	$995	$1,938
Acquiring Fund Investor C Shares	$170	$554	$963	$1,900
Pro Forma Combined Fund Investor C Shares	$170	$550	$954	$1,874

Target Fund Institutional Shares into Acquiring Fund Institutional Shares

	Target Fund Institutional Shares	Acquiring Fund Institutional Shares	Pro Forma Combined Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.62%[1]	0.50%[2]	0.50%[2]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.11%	0.27%	0.22%[4]
Administration Fee	—	0.12%	0.10%
Miscellaneous Other Expenses	—	0.15%	0.12%
Total Annual Fund Operating Expenses	0.73%	0.77%	0.72%
Fee Waivers and/or Expense Reimbursements	—1	(0.10)%[2,3]	(0.05)%[2,3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.73%[1]	0.67%[2,3]	0.67%[2,3]

[1]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Target Fund.

[2]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2025. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Acquiring Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. These management fee waivers will remain in place with the Combined Fund following the closing of the Reorganization.

[3]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.67% of average daily net assets for Institutional Shares through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. This fee waiver and/or expense limitation agreement will remain in place with the Combined Fund following the closing of the Reorganization.

[4]	Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended May 31, 2023) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Institutional Shares	$75	$233	$406	$906
Acquiring Fund Institutional Shares	$68	$236	$418	$945
Pro Forma Combined Fund Institutional Shares	$68	$225	$396	$890

Target Fund Class K Shares into Acquiring Fund Class K Shares

	Target Fund Class K Shares	Acquiring Fund Class K Shares	Pro Forma Combined Fund Class K Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.62%[1]	0.50%[3]	0.50%[3]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.03%	0.17%	0.13%[5]
Administration Fee	—	0.12%	0.10%
Miscellaneous Other Expenses	—	0.05%	0.03%
Total Annual Fund Operating Expenses	0.65%	0.67%	0.63%
Fee Waivers and/or Expense Reimbursements	—1,2	(0.05)%[3,4]	(0.01)%[3,4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.65%[1,2]	0.62%[3,4]	0.62%[3,4]

[1]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Target Fund.

[2]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.72% of average daily net assets for Class K Shares through June 30, 2033. On October 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Target Fund.

[3]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2025. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Acquiring Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. These management fee waivers will remain in place with the Combined Fund following the closing of the Reorganization.

[4]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.62% of average daily net assets for Class K Shares through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. This fee waiver and/or expense limitation agreement will remain in place with the Combined Fund following the closing of the Reorganization.

[5]	Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended May 31, 2023) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class K Shares	$66	$208	$362	$810
Acquiring Fund Class K Shares	$63	$209	$368	$830
Pro Forma Combined Fund Class K Shares	$63	$201	$350	$785

Target Fund Class R Shares into Acquiring Fund Investor A Shares

	Target Fund Class R Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	None[2]	None[2]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.62%[1]	0.50%[3]	0.50%[3]
Distribution and/or Service (12b-1) Fees	0.50%	0.25%	0.25%
Other Expenses	0.25%	0.27%	0.23%[5]
Administration Fee	—	0.12%	0.10%
Miscellaneous Other Expenses	—	0.15%	0.13%
Total Annual Fund Operating Expenses	1.37%	1.02%	0.98%
Fee Waivers and/or Expense Reimbursements	—[1]	(0.10)%[3,4]	(0.06)%[3,4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.37%[1]	0.92%[3,4]	0.92%[3,4]

[1]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Target Fund.

[2]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[3]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2025. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Acquiring Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. These management fee waivers will remain in place with the Combined Fund following the closing of the Reorganization.

[4]

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 23, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.92% of average daily net assets for Investor A Shares through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. This fee waiver and/or expense limitation agreement will remain in place with the Combined Fund following the closing of the Reorganization.

[5]	Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended May 31, 2023) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class R Shares	$139	$434	$750	$1,646
Acquiring Fund Investor A Shares	$614	$823	$1,049	$1,699
Pro Forma Combined Fund Investor A Shares	$614	$815	$1,033	$1,658

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended May 31, 2023, each Fund had the following portfolio turnover rate, expressed as a percentage of the average value of its portfolio:

Fund	Fiscal Year End	Rate
Target Fund	5/31/23	43%
Acquiring Fund	5/31/23	33%

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Code. In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, each of the Target Fund and the Acquiring Fund will receive an opinion from Sidley Austin LLP to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368 of the Code, except as described in the “Material U.S. Federal Income Tax Consequences of the Reorganization” section below. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

It is anticipated that the Target Fund or the Acquiring Fund will dispose of certain of its holdings either prior to or after the Reorganization in connection with realigning the Target Fund’s and the Acquiring Fund’s portfolios in Realignment Sales in a manner more consistent with the investment strategies of both Funds. When such portfolio assets are sold in the Realignment Sales, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the applicable Fund’s basis in such assets. If Realignment Sales occur prior to or after the Reorganization, the sales are expected to result in net capital gain. Based on current market conditions, such capital gain is expected to be approximately $64 million. Any such gain is expected to be distributed to the Target Fund’s shareholders or the Combined Fund’s shareholders, depending on the timing of the Realignment Sales. Additionally, any income or gain from the deemed sale or transfer by the Target Fund is expected to be distributed to the Target Fund shareholders prior to the Reorganization, and such distributions are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

Prior to the Reorganization, the Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund. Generally, these are taxable transactions to shareholders in non-tax qualified accounts. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Redemption, Exchange, Transfer and Valuation of Shares

Procedures for the purchase, redemption, exchange, transfer and valuation of shares of the Target Fund and the Acquiring Fund are the same. Purchases, redemptions, exchanges and transfers of shares of the Acquiring Fund may either be made through a Financial Intermediary or directly through BlackRock. See “Comparison of the Funds—Purchase, Redemption, Exchange, and Transfer of Shares” and “Comparison of the Funds—Valuation of Shares”.

COMPARISON OF THE FUNDS

This section provides a comparison of the Funds. It describes the principal investment risks of investing in each Fund, followed by a description of the fundamental investment restrictions of each Fund. In addition, this section provides comparative performance charts and tables and information regarding management of each of the Funds and each of their investment advisory and administration agreements, as well as information about each Fund’s other service providers. The section also provides a description of each Fund’s distribution and service fees, information about dividends and distributions, procedures for purchase, redemption, exchange, transfer and valuation of shares and market timing policies.

Investment Risks

Comparison of the Target Fund’s and the Acquiring Fund’s Principal Investment Risks

Because of their substantively identical investment objectives and similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund are set out in the table below. Following completion of the Reorganization, the Combined Fund will have the same principal investment risks as the Acquiring Fund.

Risk	Target Fund	Acquiring Fund
Convertible Securities Risk	Principal Risk	Principal Risk
Depositary Receipts Risk	Non-Principal Risk	Principal Risk
Equity Securities Risk	Principal Risk	Principal Risk
Focus Risk	—	Principal Risk
Foreign Securities Risk	Non-Principal Risk	Principal Risk
Investment Style Risk	Principal Risk	Principal Risk
Market Risk and Selection Risk	Principal Risk	Principal Risk
Mid Cap Securities Risk	Principal Risk	Principal Risk
Preferred Securities Risk	Principal Risk	Principal Risk
Rights Risk	Principal Risk	—
Risk of Investing in the United States	Principal Risk	Principal Risk
Sector Risk	—	Principal Risk

Descriptions of the Combined Fund’s Investment Risks

Risk is inherent in all investing. The value of your investment in the Combined Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Combined Fund or your investment may not perform as well as other similar investments. An investment in the Combined Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Combined Fund. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.

•	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Focus Risk — Under normal circumstances, the Fund focuses its investments in the securities of a limited number of issuers. This may subject the Fund to greater issuer-specific risk and potential losses than a fund that invests in the securities of a greater number of issuers.

•

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

•

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

•

Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

•	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•

The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

•

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

•

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

•

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

•

Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

•

Sector Risk — Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector than a more broadly diversified fund. To the extent that the Fund concentrates its investments in a particular sector, there is the risk that the Fund will perform poorly during a downturn in that sector.

In addition to the risks listed above, the Combined Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies, including:

•

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

•

Cyber Security Risk — Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

•

Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address rising inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities.

•	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

Illiquidity Risk —The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Volatility and Correlation Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (the “IRS”).

Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements, including total return swaps that may be referred to as contracts for difference, are two-party contracts entered into for periods ranging from a few days to more than one year. In a standard “swap” transaction, two parties agree to exchange the value(s) or cash flow(s) of one asset for another over a certain period of time. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to illiquid investments risk and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

•

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In addition, foreign companies with securities listed on U.S. exchanged may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may significantly decrease the liquidity and value of the securities.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

•

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

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Illiquid Investments Risk — The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

•

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BlackRock through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

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Large Shareholder and Large-Scale Redemption Risk — Certain shareholders, including a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. These redemptions may force the Fund to sell portfolio securities to meet redemption requests when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. In addition, large redemptions can result in the Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund’s expense ratio. Because large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy, the Fund also reserves the right to redeem in-kind, subject to certain conditions. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

•

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act and the rules thereunder. Under Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Restricted Securities Risk — Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at advantageous prices. Restricted securities may not be listed on an exchange and may have no active trading market. In order to sell such securities, the Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Other transaction costs may be higher for restricted securities than unrestricted securities. Restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. Also, the Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Fund.

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Rights Risk — The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

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Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

•

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Fundamental Investment Restrictions

The fundamental and non-fundamental investment restrictions of the Target Fund and the Acquiring Fund are substantially similar. A complete list of the Target Fund’s and Acquiring Fund’s fundamental and non-fundamental investment restrictions is located in Appendix I. Generally, each Fund has fundamental investment restrictions limiting each Fund’s ability to: (i) make investments inconsistent with a Fund’s classification as a diversified company under the 1940 Act; (ii) invest more than 25% of its assets in any particular industry; (iii) make investments for the purpose of exercising control; (iv) purchase or sell real estate; (v) make loans; (vi) issue senior securities; (vii) borrow money; (viii) underwrite securities; and (ix) purchase or sell commodities.

Although the fundamental investment restrictions are substantially similar, there are some non-material differences. A discussion of the relevant differences follows.

Each Fund may not make investments for the purpose of exercising control or management. For purposes of this limitation, the fundamental investment restriction of the Acquiring Fund specifies that investments by the Acquiring Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management. The fundamental investment restriction of the Target Fund does not have this exception.

Each Fund may not make loans to other persons. For purposes of this limitation, the fundamental investment restriction of the Acquiring Fund specifies that investment in purchase and sale contracts will not be deemed to be the making of a loan. The fundamental investment restriction of the Target Fund does not have this exception.

With respect to the fundamental investment restrictions related to borrowing, the Acquiring Fund is permitted to borrow under the interfund lending exemptive order issued by the SEC to a greater extent than the Target Fund. Under the interfund lending order, the Acquiring Fund may borrow up to 10% of its total assets on an unsecured basis and up to 33 1/3% on a secured basis. The Target Fund may borrow up to 5% of its total assets for temporary purposes. Both the Acquiring Fund and the Target Fund may obtain, without limit, such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Notwithstanding this difference, neither the Acquiring Fund nor the Target Fund has borrowed under the interfund lending program (or the existing credit facility) and neither are expected to borrow under the interfund lending program in the normal course of operations. In particular, the Acquiring Fund (i) has a stated investment policy to focus on equity securities of large-cap companies, (ii) generally has a large percentage of liquid, publicly-traded equity securities in its portfolio, and (iii) would continue to have access to the credit facility available to certain funds advised by BlackRock, which BlackRock would expect the Acquiring Fund to draw on prior to relying on any interfund lending.

The Funds have also adopted certain non-fundamental investment restrictions, as listed under Appendix I, which may be changed in connection with the Reorganization by the applicable Board without shareholder approval. Following completion of the Reorganization, the Combined Fund will have the same fundamental and non-fundamental investment restrictions as the Acquiring Fund.

Performance Information

Target Fund

The information shows you how the Target Fund’s performance has varied year by year and provides some indication of the risks of investing in the Target Fund. Effective August 15, 2016, the Board of Directors of the Fund approved the reclassification of

BlackRock Shares of the Fund as Class K Shares. The returns for Class K Shares prior to August 15, 2016 reflect the performance of the share class when it was classified as BlackRock Shares. The table compares the Target Fund’s performance to that of the Russell 1000® Growth Index and the Standard & Poor’s (“S&P”) 500® Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. To the extent that dividends and distributions have been paid by the Target Fund, the performance information for the Target Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Target Fund expenses during these periods, the Target Fund’s returns would have been lower. Updated information on the Target Fund’s performance, including its current NAV, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS

Target Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 28.78% (quarter ended June 30, 2020) and the lowest return for a quarter was -23.09% (quarter ended June 30, 2022). The year-to-date return as of June 30, 2023 was 33.62%.

For the periods ended 12/31/22 Average Annual Total Returns	1 Year	5 Years	10 Years
Target Fund—Investor A Shares
Return Before Taxes	(41.10)%	5.96%	10.58%
Return After Taxes on Distributions	(42.26)%	3.55%	7.62%
Return After Taxes on Distributions and Sale of Fund Shares	(23.41)%	4.84%	8.10%
Target Fund—Investor C Shares Return Before Taxes	(38.88)%	6.25%	10.47%
Target Fund—Institutional Shares Return Before Taxes	(37.69)%	7.39%	11.48%
Target Fund—Class R Shares Return Before Taxes	(38.08)%	6.77%	10.86%
Target Fund—Class K Shares Return Before Taxes	(37.64)%	7.48%	11.59%
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	(29.14)%	10.96%	14.10%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	(18.11)%	9.42%	12.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor C, Institutional and Class R Shares will vary.

Acquiring Fund

The information shows you how the Acquiring Fund’s performance has varied year by year and provides some indication of the risks of investing in the Acquiring Fund. Class K Shares commenced operations on November 25, 2019. As a result, the returns shown below for Class K Shares prior to November 25, 2019 are those of the Fund’s Institutional Shares, which are not offered in this prospectus. The performance of Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares are invested in the same portfolio of securities and performance would differ only to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than Institutional Shares. The table compares the Acquiring Fund’s performance to that of the Russell 1000® Growth Index. To the extent that dividends and distributions have been paid by the Acquiring Fund, the performance information for the Acquiring Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Acquiring Fund expenses during these periods, the Acquiring Fund’s returns would have been lower. Updated information on the Acquiring Fund’s performance, including its current NAV, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at 800-882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS1

Acquiring Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 29.61% (quarter ended June 30, 2020) and the lowest return for a quarter was -22.96% (quarter ended June 30, 2022). The year-to-date return as of June 30, 2023 was 37.06%.

For the periods ended 12/31/22 Average Annual Total Returns	1 Year	5 Years	10 Years[1]
Acquiring Fund—Investor A Shares
Return Before Taxes	(41.49)%	6.17%	11.05%
Return After Taxes on Distributions	(41.78)%	4.87%	9.11%
Return After Taxes on Distributions and Sale of Fund Shares	(24.33)%	4.95%	8.61%
Acquiring Fund—Investor C Shares Return Before Taxes	(39.39)%	6.50%	10.95%
Acquiring Fund—Institutional Shares Return Before Taxes	(38.06)%	7.67%	11.99%
Acquiring Fund—Class K Shares Return Before Taxes	(38.01)%	7.72%	12.01%

Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	(29.14)%	10.96%	14.10%

[1]	A portion of the Fund’s total return was attributable to proceeds received from a settlement of litigation or a payment from an affiliate to compensate for foregone securities lending revenue.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor C and Institutional Shares will vary.

Additional Information

Combined Fund. The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Management of the Funds

BlackRock, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Fund’s investments and business operations subject to the oversight of the Board. While BlackRock is ultimately responsible for the management of each Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $9.425 trillion in investment company and other portfolio assets under management as of June 30, 2023.

Portfolio Managers

Information about the portfolio management teams of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is available in the SAI.

Target Fund and Acquiring Fund

Portfolio Manager	Primary Role.	Since	Title and Recent Biography
Phil Ruvinsky	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2013 to 2018; Sector Head and Research Analyst at Surview Capital LLC from 2010 to 2013; Various positions, including Portfolio Manager and Investment Analyst, at UBS Global Asset Management from 2002 to 2010.
Caroline Bottinelli	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2020; Vice President of BlackRock, Inc. from 2016 to 2020; prior to joining BlackRock, Inc., Ms. Bottinelli was an Equity Research Associate at J.P. Morgan.

Phil Ruvinsky and Caroline Bottinelli will be the portfolio managers of the Combined Fund and will be jointly and primarily responsible for the day-to-day management of the Combined Fund’s portfolio, including setting the Combined Fund’s overall investment strategy and overseeing the management of the Combined Fund.

Management Agreements

Target Fund

BlackRock serves as manager to the Target Fund pursuant to an investment advisory agreement (the “Target Fund Management Agreement”). Pursuant to the Target Fund Management Agreement, BlackRock is entitled to fees computed daily and payable monthly.

With respect to the Target Fund, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Management Fee Rate
Not exceeding $1 billion	0.650%
In excess of $1 billion but not more than $1.5 billion	0.625%
In excess of $1.5 billion but not more than $5 billion	0.600%
In excess of $5 billion but not more than $7.5 billion	0.575%
In excess of $7.5 billion	0.550%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates (the “affiliated money market fund waiver”), through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Fund or by a vote of a majority of the outstanding voting securities of the Target Fund.

BlackRock has agreed to cap net expenses for the Target Fund (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) the Target Fund’s pro rata share of the fees and expenses incurred indirectly by the Target Fund as a result of investing in other investment companies; (iii) other expenses attributable to, and incurred as a result of, the Target Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Target Fund’s business, if any) of certain share classes of the Target Fund at the levels shown below and in the Target Fund’s fees and expenses table in the “Fees and Expenses” section of this Combined Prospectus/Information Statement. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Information Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Target Fund, BlackRock has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps[1] on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor C Shares	1.94%
Class K Shares	0.72%

*	As a percentage of average daily net assets.

[1]

The contractual caps are in effect through June 30, 2033. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Fund or by a vote of a majority of the outstanding voting securities of the Target Fund. On October 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual caps on net expenses will be reduced by the amount of the affiliated money market fund waiver.

For the fiscal year ended May 31, 2023, the Target Fund paid BlackRock aggregate a fee, net of any applicable waivers, at the annual rate of 0.62% of the Target Fund’s average daily net assets.

A discussion of the basis for the Board’s approval of the Target Fund Management Agreement with BlackRock is included in the Target Fund’s annual shareholder report for the fiscal year ended May 31, 2023.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Target Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Target Fund.

Acquiring Fund

BlackRock serves as manager to the Acquiring Fund pursuant to an investment advisory agreement (the “Acquiring Fund Management Agreement”). Pursuant to the Acquiring Fund Management Agreement, BlackRock is entitled to fees computed daily and payable monthly.

With respect to the Acquiring Fund, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Management Fee Rate
Not exceeding $5 billion	0.50%
In excess of $5 billion	0.45%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2025. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Acquiring Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates (the “affiliated money market fund waiver”), through June 30, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

BlackRock has agreed to cap net expenses of the Acquiring Fund (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) the Acquiring Fund’s pro rata share of the fees and expenses incurred indirectly by the Acquiring Fund as a result of investing in other investment companies; (iii) other expenses attributable to, and incurred as a result of, the Acquiring Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Acquiring Fund’s business, if any) of certain share classes of the Acquiring Fund at the levels shown below and in the Acquiring Fund’s fees and expenses table in the “Fees and Expenses” section of this Combined Prospectus/Information Statement. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Information Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Acquiring Fund, BlackRock has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps[1] on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	0.92%
Investor C Shares	1.67%
Institutional Shares	0.67%
Class K Shares	0.62%

[1]

The contractual caps are in effect through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

*	As a percentage of average daily net assets.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual caps on net expenses will be reduced by the amount of the affiliated money market fund waiver.

For the fiscal year ended May 31, 2023, the Acquiring Fund paid BlackRock aggregate a fee, net of any applicable waivers, at the annual rate of 0.46% of the Acquiring Fund’s average daily net assets.

A discussion of the basis for the Board’s approval of the Acquiring Fund Management Agreement with BlackRock is included in the Acquiring Fund’s annual shareholder report for the fiscal year ended May 31, 2023.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Acquiring Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Acquiring Fund.

Combined Fund

The Acquiring Fund Management Agreement will remain in place following the Reorganization and the management fee rate applicable to the Combined Fund under the Management Agreement will be identical to the current management fee rates applicable to the Acquiring Fund. In addition, the contractual expense caps and management fee waivers applicable to the Acquiring Fund will be retained with respect to the Combined Fund.

BlackRock will manage the Combined Fund as investment manager, pursuant to the Acquiring Fund Management Agreement. The principal terms of the Target Fund Management Agreement and the Acquiring Fund Management Agreement are described below.

Terms of the Management Agreements

The Target Fund Management Agreement and the Acquiring Fund Management Agreement (each, a “Management Agreement” and together, the “Management Agreements”) are substantially similar and generally provide that, subject to the oversight of their respective Boards, BlackRock will act as investment adviser for and supervise and manage the investment and reinvestment of each Fund’s assets. Each Management Agreement provides that BlackRock will in connection therewith have complete discretion in purchasing and selling securities and other assets for such Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of such Fund, will supervise continuously the investment program of such Fund and the composition of its investment portfolio, will arrange for the purchase and sale of securities and other assets held in the investment portfolio of such Fund; and will provide investment research to such Fund. BlackRock will provide these services in accordance with each Fund’s investment objectives, policies and restrictions as stated in its registration statement and the resolutions of each Fund’s Board.

Under the Management Agreements, BlackRock will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of each Fund’s organizational documents as such are amended from time to time. In addition, in each Management Agreement, BlackRock agrees to comply with any policies and determinations of the applicable Board.

Pursuant to the Management Agreements, BlackRock will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. BlackRock will also maintain a policy and practice of conducting its investment advisory services pursuant to each Fund’s Management Agreement independently of the commercial banking operations of its affiliates. In addition, BlackRock will treat confidentially and as proprietary information of each Fund all records and other information relative to each Fund and each Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties pursuant to the Management Agreements, except after prior notification to and approval in writing by such Fund, which approval will not be unreasonably withheld and may not be withheld where BlackRock may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by each Fund.

Under each Fund’s Management Agreement, BlackRock will oversee the maintenance by the custodian and transfer agent and dividend disbursing agent of certain books and records of such Fund and maintain (or oversee maintenance by such other persons as approved by the applicable Board) such other books and records required by law or for the proper operation of such Fund, and will also prepare certain periodic reports for review by the officers of such Fund.

Each Management Agreement provides that BlackRock may from time to time, in its sole discretion, to the extent permitted by applicable law, appoint one or more sub-advisers including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to each Fund.

Under the Management Agreements, BlackRock will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or by BlackRock in connection with the performance of the Management Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Management Agreements. The term “BlackRock” includes any affiliates of BlackRock performing services for a Fund contemplated under the applicable Management Agreement and partners, directors, officers and employees of BlackRock and of such affiliates.

Unless earlier terminated, each Management Agreement will remain in effect from year to year if approved at least annually by (1) a vote of a majority of the applicable Board who are not parties to the respective agreement or interested persons of any party to such respective agreement, cast in person at a meeting called for the purpose of voting on such approval and (2) by a vote of a majority of the Directors of the applicable Board or by a vote of a majority of the outstanding voting securities of the applicable Fund at the time outstanding and entitled to vote.

Each Management Agreement automatically terminates on assignment and may be terminated without penalty upon 60 days’ written notice by any of the parties to such agreement (provided that termination of a Management Agreement by the Target Fund or the Acquiring Fund is directed or approved by the vote of a majority of the Directors of the Target Fund or the Acquiring Fund, as applicable, in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the applicable Fund).

Administration Agreement

Acquiring Fund

The Acquiring Fund has entered into an administration agreement (the “Acquiring Fund Administration Agreement”) with BlackRock, as administrator.

Under the Acquiring Fund Administration Agreement, BlackRock is paid a fee, computed daily and payable monthly, at an aggregate annual rate of 0.12% of the Acquiring Fund’s average daily net assets. For the fiscal year ended May 31, 2023, BlackRock received a fee, net of any applicable waivers, at the annual rate of 0.12% of the Acquiring Fund’s average daily net assets pursuant to the Acquiring Fund Administration Agreement. Effective upon the closing of the Reorganization, the administration fee under the Acquiring Fund Administration Agreement will be an annual rate of 0.10% of the Acquiring Fund’s average daily net assets.

The Target Fund does not have a separate administration agreement.

Combined Fund

The Acquiring Fund Administration Agreement will remain in place following the Reorganization as described above.

Other Service Providers

Target Fund and Acquiring Fund
Distributor	BlackRock Investments, LLC 50 Hudson Yards New York, New York 10001

Custodian	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286

Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116

Accounting Services Provider	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809

Fund Counsel	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Sales Loads

Investor A Shares — Initial Sales Charge Option

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares of the Acquiring Fund. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any CDSC paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over[2]	0.00%	0.00%	[2]

[1]	Rounded to the nearest one-hundredth percent.

[2]

If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Acquiring Fund dividends or capital gains.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Sales Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below).

Reductions or eliminations through a Letter of Intent or right of accumulation will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, or (b) the investor’s spouse and any children and a trust, custodial account or fiduciary account for the benefit of any such individuals. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

Qualifying Holdings — Investor A and A1, Investor C, Investor P, Institutional, Class K and Premier Shares (in most BlackRock Funds), investments in certain unlisted closed-end management investment companies sponsored and advised by BlackRock or its affiliates (“Eligible Unlisted BlackRock Closed-End Funds”) and investments in the BlackRock CollegeAdvantage 529 Program.

Qualifying Holdings may include shares held in accounts held at a Financial Intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the Letter of Intent and right of accumulation, the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employer-sponsored retirement plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Acquiring Fund, the investor should inform the Financial Intermediary and/or BlackRock Funds of any other shares of the Acquiring Fund or any other BlackRock Fund or Eligible Unlisted BlackRock Closed-End Fund that qualify for a reduced sales charge. Failure by the investor to notify the Financial Intermediary or BlackRock Funds may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The Financial Intermediary or BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Acquiring Fund and/or the Financial Intermediary, BlackRock Funds or Eligible Unlisted BlackRock Closed-End Funds may not be able to maintain this information.

For more information, see the SAI or contact your Financial Intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to make one or more of the following investments within the next 13 months which would, if bought all at once, qualify the investor for a reduced sales charge:

i.	Buy a specified amount of Investor A, Investor C, Investor P, Institutional, Class K and/or Premier Shares,

ii.	Make an investment in one or more Eligible Unlisted BlackRock Closed-End Funds and/or

iii.	Make an investment through the BlackRock CollegeAdvantage 529 Program in one or more BlackRock Funds.

The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Acquiring Fund.

The market value of current holdings in the BlackRock Funds (including Investor A, Investor C, Investor P, Institutional, Class K and Premier Shares, Eligible Unlisted BlackRock Closed-End Funds and the BlackRock CollegeAdvantage 529 Program Class A and Class C Units) as of the date of commencement that are eligible under the Right of Accumulation may be counted towards the sales charge reduction.

The investor must notify the Acquiring Fund of (i) any current holdings in the BlackRock Funds, Eligible Unlisted BlackRock Closed-End Funds and/or the BlackRock CollegeAdvantage 529 Program that should be counted towards the sales charge reduction and (ii) any subsequent purchases that should be counted towards the Letter of Intent.

During the term of the Letter of Intent, the Acquiring Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Acquiring Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which any of the following may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge:

i.	The current value of an investor’s existing Investor A and A1, Investor C, Investor P, Institutional, Class K and Premier Shares in most BlackRock Funds,

ii.	The current value of an investor’s existing shares of Eligible Unlisted BlackRock Closed-End Funds and

iii.	The investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children.

Financial Intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Financial Intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

The following persons may also buy Investor A Shares without paying a sales charge:

●	Certain employer-sponsored retirement plans. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs;

●

Rollovers of current investments through certain employer-sponsored retirement plans, provided the shares are transferred to the same BlackRock Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a BlackRock IRA through an account directly with the Acquiring Fund; or purchases by IRA programs that are sponsored by Financial Intermediary firms provided the Financial Intermediary firm has entered into a Class A Net Asset Value agreement with respect to such program with the Distributor;

●	Insurance company separate accounts;

●	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Acquiring Fund;

●	Persons participating in a fee-based program (such as a wrap account) under which they pay advisory fees to a broker-dealer or other financial institution;

●

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Acquiring Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

●

Persons associated with the Acquiring Fund, the Acquiring Fund’s manager, the Acquiring Fund’s sub-adviser, transfer agent, Distributor, fund accounting agents, Barclays PLC (“Barclays”) and their respective affiliates (to the extent permitted by these firms) including: (a) officers, directors and partners; (b) employees and retirees; (c) employees of firms who have entered into selling agreements to distribute shares of BlackRock Funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d);

●	State sponsored 529 college savings plans; and

●	Accounts opened directly with the Fund that do not have a Financial Intermediary associated with the account.

In addition, a sales charge waiver may be available for investors exchanging Investor P Shares of another BlackRock Fund for Investor A Shares of the Acquiring Fund through an intermediary-processed exchange, provided that the investor had previously paid a sales charge with respect to such shares.

In addition, Financial Intermediaries may, in connection with a change in account type or otherwise in accordance with a Financial Intermediary’s policies and procedures, exchange one class of shares for Investor A Shares of the same Fund. In such cases, such exchange would not be subject to an Investor A Shares sales charge. The availability of Investor A Shares sales charge waivers may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “Contingent Deferred Sales Charge Waivers.”

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front-end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor C Shares — Deferred Sales Charge Option

If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Acquiring Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Effective November 23, 2020 (the “Effective Date”), Investor C Shares will automatically convert to Investor A Shares approximately eight years after the date of purchase. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C Shares to Investor A Shares will occur approximately eight years after the Effective Date. The automatic conversion of Investor C Shares to Investor A Shares is not a taxable event for Federal income tax purposes. Please consult your Financial Intermediary for additional information.

In addition, accounts that do not have a Financial Intermediary associated with them are not eligible to hold Investor C Shares, and any Investor C Shares held in such accounts will be automatically converted to Investor A Shares.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

You will also pay distribution fees of 0.75% and service fees of 0.25% for Investor C Shares each year. Because these fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Financial Intermediary who assists you in purchasing Acquiring Fund shares.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares distribution fee and the annual Investor C Shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. For certain employer-sponsored retirement plans, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession. This may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A and Investor C Shares may be reduced or waived in certain circumstances, such as:

●	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Acquiring Fund through such plans;

●	Exchanges pursuant to the exchange privilege, as described in “How to Buy, Sell, Exchange and Transfer Shares — How to Exchange Shares or Transfer Your Account”;

●	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 72;

●	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1⁄2 years old and you purchased your shares prior to October 2, 2006;

●	Redemptions made with respect to certain retirement plans sponsored by the Acquiring Fund, BlackRock or an affiliate;

●

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

●	Withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares;

●	Involuntary redemptions made of shares in accounts with low balances;

●	Certain redemptions made through the Systematic Withdrawal Plan (“SWP”) offered by the Acquiring Fund, BlackRock or an affiliate;

●	Redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and

●	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Acquiring Fund.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries. More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

The holding period with respect to any CDSC that applies to shares of the Acquiring Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock and subsequently exchanged them for shares of the Target Fund.

Shareholders of Class R Shares of the Target Fund receiving Investor A Shares of the Acquiring Fund will not be subject to any CDSC with respect to such Investor A Shares following the Reorganization.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your Financial Intermediary can help you determine whether you are eligible to buy Institutional Shares. The Acquiring Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Acquiring Fund, meets the minimum investment requirement.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares on such brokerage platforms through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Acquiring Fund are available in other share classes that have different fees and expenses.

Class K Shares

Class K Shares are not subject to any sales charge. Only certain investors are eligible to buy Class K Shares. Your Financial Intermediary can help you determine whether you are eligible to buy Class K Shares.

Combined Fund. Effective upon the closing of the Reorganization, the foregoing policies will apply to the Combined Fund.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (previously defined as “BRIL,” or the “Distributor”), 50 Hudson Yards, New York, New York 10001, an affiliate of BlackRock, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

Plan Payments

Each of the Funds has adopted a plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the applicable Fund’s Investor A and Investor C Shares (together, “Investor Shares”) and Class R Shares (as applicable) that allows such Fund to pay distribution fees for the sale of its shares and/or shareholder servicing fees for certain services provided to its shareholders.

Under the Plans, Investor C and Class R Shares pay a distribution fee to the Distributor and/or its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution and sales support services and to pay the Distributor and BlackRock and its affiliates for sales support services provided and related expenses incurred in connection with the sale of Investor C and Class R Shares. The distribution fees may also be used to pay Financial Intermediaries for sales support services and related expenses. All Investor C and Class R Shares pay a maximum distribution fee per year that is a percentage of the average daily NAV of the Investor C and Class R Shares of the Fund. Institutional, Investor A and Class K Shares do not pay distribution fees.

Under the Plans, each Fund also pays shareholder servicing fees (also referred to as general shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor A, Investor C and/or Class R Shares of the Fund. The shareholder servicing fee payment is calculated as a percentage of the average daily NAV of Investor A, Investor C and Class R Shares of the Fund. All Investor and Class R Shares pay this shareholder servicing fee. Institutional and Class K Shares do not pay a shareholder servicing fee.

The share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the share class:

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None
Investor C	0.25%	0.75%
Institutional	None	None
Class R	0.25%	0.25%
Class K	None	None

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor and Class R Shares:

●

Answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions or repurchases of shares may be effected and certain other matters pertaining to the customers’ investments;

●	Assisting customers in designating and changing dividend options, account designations and addresses; and

●	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the applicable Fund’s shares.

Because the fees paid by a Fund under the applicable Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor C and Class R Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Funds

In addition to fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees a Fund pays to its transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of a Fund, may enter into non-Plan agreements with affiliated and unaffiliated Financial Intermediaries pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and/or shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may also compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described in this Combined Prospectus/Information Statement and the Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary or may be calculated on another basis. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial and, in some circumstances, may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you.

Please contact your Financial Intermediary for details about payments it may receive from the applicable Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Combined Funds. Following the closing of the Reorganization, the Acquiring Fund’s distribution and service fees will be applied to investors.

Dividends and Distributions

Each Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with U.S. federal income tax requirements. Dividends may be reinvested automatically in shares of each Fund at NAV without a sales charge or may be taken in cash.

If you would like to receive dividends in cash, contact your Financial Intermediary or the Fund. Although this cannot be predicted with any certainty, the Fund anticipates that a significant amount of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

Effective upon the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund. Acquiring Fund Shares received by the Target Fund in the Reorganization will be valued as of the Valuation Time (as defined below), after the declaration and payment of dividends and distributions.

Taxes

Investor Shares, Class R Shares and Institutional Shares

If you are a United States person holding your shares as a capital asset, you will pay federal income tax on dividends from the Acquiring Fund whether you receive them in cash or elect to receive them in additional shares. If you redeem Acquiring Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Acquiring Fund distributions derived from qualified dividend income, which consists of dividends received from U.S. corporations and qualifying foreign corporations, and from long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates.

Your dividends and redemption proceeds will be subject to backup withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity (other than a pass-through entity to the extent owned by U.S. persons), the Acquiring Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, certain distributions reported by the Acquiring Fund as capital gain dividends, interest-related dividends or short-term capital gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

This section summarizes some of the consequences under current federal tax law of an investment in the Acquiring Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Acquiring Fund under all applicable tax laws.

Class K Shares

Your tax consequences from an investment in the Acquiring Fund will depend on whether you have invested through a qualified tax-exempt plan described in section 401(a) of the Code (a “Qualified Plan”).

Investments Through a Qualified Plan

Special tax rules apply to investments made through Qualified Plans. If you are invested through a Qualified Plan (and Acquiring Fund shares are not “debt-financed property” to the plan), then you will not be subject to U.S. federal income tax on the dividends paid by the Acquiring Fund or the gain realized from a redemption or exchange of Acquiring Fund shares until you withdraw or receive distributions from the plan. Distributions you receive from the Qualified Plan may be subject to U.S. federal withholding tax depending on the kind of payment you receive.

Investments Not Made Through Qualified Plans

If you are not invested through a Qualified Plan, you will generally be subject to federal income tax on dividends from the Acquiring Fund whether you receive them in cash or elect to receive them in additional shares. If you redeem Acquiring Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax, unless the exchange is eligible for tax-free treatment such as in the Reorganization. Acquiring Fund distributions derived from qualified dividend income, which consists of dividends received from U.S. corporations and qualifying foreign corporations, and long-term capital gains, are eligible for taxation at a maximum rate of 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates.

Your dividends and redemption proceeds will be subject to backup withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

Special Considerations for Non-U.S. Persons

If you are not invested through a Qualified Plan and you are neither a tax resident nor a citizen of the United States or if you are a foreign entity (other than a pass-through entity to the extent owned by U.S. persons), the Acquiring Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, certain distributions paid to a foreign shareholder and reported by the Acquiring Fund as capital gain dividends, interest-related dividends or short-term capital gain dividends may not be subject to U.S. withholding tax.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

This section summarizes some of the consequences under current federal tax law of an investment in the Acquiring Fund and does not refer to state, local or foreign taxes, which may also apply depending on your particular circumstances. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Acquiring Fund under all applicable tax laws.

Purchase, Redemption, Exchange and Transfer of Shares

The following discussion describes the policies and procedures related to the purchase, redemption, exchange and transfer of shares of each applicable share class of the Acquiring Fund, which policies and procedures will be the same for the corresponding share class of the Combined Fund, respectively, effective upon the closing of the Reorganization.

Availability and Minimum Investment

Investor A Shares and Investor C Shares. Investor A Shares and Investor C Shares of the Acquiring Fund are generally available through Financial Intermediaries. Investor A Shares and Investor C Shares of the Acquiring Fund have a $1,000 minimum initial investment requirement for all accounts, except the minimum initial investment requirement is $50 if the investor is establishing an automatic investment plan. There is no minimum initial investment requirement for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs). There is no minimum initial investment requirement for certain fee-based programs. There is a $50 minimum additional investment requirement for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum). The minimums for additional purchases may be waived under certain circumstances. If you establish a new account directly with the Acquiring Fund and do not have a Financial Intermediary associated with your account, you may only invest in Investor A Shares. Applications without a Financial Intermediary that select Investor C Shares will not be accepted. The Acquiring Fund will not accept a purchase order of $500,000 or more for Investor C Shares (may be lower on funds that have set a lower breakpoint for purchasing Investor A Shares without a front-end sales charge). Your Financial Intermediary may set a lower maximum for Investor C Shares.

Institutional Shares. Institutional Shares of the Acquiring Fund are available only to certain investors, which include:

●

Individuals and “Institutional Investors” (as defined below) with a minimum initial investment of $2 million who may purchase shares of the Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares;

●

Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform, in each case, with no minimum initial investment;

●

Clients investing through Financial Intermediaries that have entered into an agreement with the Distributor to offer such shares on a platform that charges a transaction based sales commission outside of the Acquiring Fund, with a minimum initial investment of $1,000;

●

Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which is not subject to any minimum initial investment and may purchase shares of the Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares;

●

Trust department clients of Bank of America, N.A. and its affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets, who are not subject to any minimum initial investment;

●

Holders of certain Bank of America Corporation (“BofA Corp.”) sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Acquiring Fund, who are not subject to any minimum initial investment;

●

Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, BofA Corp., Barclays or their respective affiliates and immediate family members of such persons, if they open an account directly with BlackRock, who are not subject to any minimum initial investment;

●

Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family members of such persons; and

●

Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Acquiring Fund on an omnibus basis.

The Acquiring Fund reserves the right to modify or waive the above-stated policies at any time.

Institutional Shares of the Acquiring Fund have no minimum initial investment requirement for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares. There is also no minimum initial investment requirement for employees, officers and directors/trustees of BlackRock or its affiliates and immediate family members of such persons, if they open an account directly with BlackRock. There is no minimum initial investment requirement for clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform. There is also no minimum initial investment requirement for clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Acquiring Fund on an omnibus basis. There is a $2 million minimum initial investment requirement for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares. There is a $1,000 minimum initial investment requirement for clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction-based sales commission outside of the Acquiring Fund. There is also a $1,000 minimum initial investment requirement for tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family members of such persons. Institutional Shares do not have a minimum additional investment requirement.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer Investor A Shares, Investor C Shares and Institutional Shares of the Acquiring Fund through your Financial Intermediary. You may also buy, sell, exchange and transfer Investor A Shares, Investor C Shares and Institutional Shares of the Acquiring Fund through BlackRock if your account is held directly with BlackRock. To learn more about buying, selling, exchanging or transferring shares through BlackRock, call (800) 441-

7762. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.

With certain limited exceptions, the Acquiring Fund is generally available only to investors residing in the United States and may not be distributed by a foreign Financial Intermediary. Under this policy, in order to accept new accounts or additional investments (including by way of exchange from another BlackRock Fund) into existing accounts, the Acquiring Fund generally requires that (i) a shareholder that is a natural person be a U.S. citizen or resident alien, in each case residing within the United States or a U.S. territory (including APO/FPO/DPO addresses), and have a valid U.S. taxpayer identification number, and (ii) a Financial Intermediary or a shareholder that is an entity be domiciled in the United States and have a valid U.S. taxpayer identification number or be domiciled in a U.S. territory and have a valid U.S. taxpayer identification number or IRS Form W-8. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments.

The Acquiring Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Acquiring Fund at any time for any reason. In addition, the Acquiring Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Acquiring Fund may be transferred to that state.

How to Buy Shares

	Your Choices	Important Information for You to Know
Initial Purchase	First, select the share class appropriate for you

When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your Financial Intermediary can help you determine which share class is appropriate for you.

Next, determine the amount of your investment

Refer to the minimum initial investment described above under “—Purchase, Redemption, Exchange and Transfer of Shares—Availability and Minimum Investment.” Be sure to note the maximum investment amounts in Investor C Shares.

See “—Purchase, Redemption, Exchange and Transfer of Shares—Availability and Minimum Investment—Institutional Shares” for information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Have your Financial Intermediary submit your purchase order

The price of your shares is based on the next calculation of the Fund’s NAV after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the NAV determined that day. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the NAV determined on the next business day.

A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Fund’s “Fees and Expenses” table.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain Financial Intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly from BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to the Transfer Agent at the address on the application. The Fund limits purchases by personal check to $500,000 per trade.

	Your Choices	Important Information for You to Know
Add to Your Investment	Purchase additional shares	For Investor A and Investor C Shares, the minimum investment for additional purchases is generally $50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum for additional purchases). The minimums for additional purchases may be waived under certain circumstances. Institutional Shares have no minimum for additional purchases.

	Have your Financial Intermediary submit your purchase order for additional shares	To purchase additional shares, you may contact your Financial Intermediary. For more details on purchasing by Internet see below.

Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the following address: P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429.

Purchase by VRU: Investor Shares may also be purchased by use of the Fund’s automated voice response unit (“VRU”) service at (800) 441-7762.

Purchase by Internet: You may purchase your shares and view activity in your account by logging onto the BlackRock website at www.blackrock.com. Purchases made on the Internet using the Automated Clearing House (“ACH”) will have a trade date that is the day after the purchase is made.

Certain institutional clients’ purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be priced at the NAV determined that day. Contact your Financial Intermediary or BlackRock for further information. The Fund limits Internet purchases in shares of the Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762 or contact your Financial Intermediary (if your account is not held directly with BlackRock).

Participate in the AIP

BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of this Combined Prospectus/Information Statement for additional information.

How to Pay for Shares	Making payment for purchases	Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the second business day (in the case of Investor Shares) or the first business day (in the case of Institutional Shares) following BlackRock’s receipt of the order. If payment

	Your Choices	Important Information for You to Know
is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

For shares purchased directly from the Fund, a check
payable to BlackRock Funds which bears the name of
the Fund you are purchasing must accompany a
completed purchase application. The Fund limits
purchases by personal check to $500,000 per trade.
There is a $20 fee for each purchase check that is
returned due to insufficient funds. The Fund does not
accept third-party checks. You may also wire Federal
funds to the Fund to purchase shares, but you must call
(800) 441-7762 before doing so to confirm the wiring
instructions.

How to Sell Shares
	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order

You can make redemption requests through your
Financial Intermediary. Shareholders should indicate
whether they are redeeming Investor A, Investor C or
Institutional Shares. The price of your shares is based on
the next calculation of the Fund’s NAV after your order
is placed. For your redemption request to be priced at
the NAV on the day of your request, you must submit
your request to your Financial Intermediary prior to that
day’s close of business on the NYSE (generally 4:00
p.m. Eastern time). Certain Financial Intermediaries,
however, may require submission of orders prior to that
time. Any redemption request placed after that time will
be priced at the NAV at the close of business on the next
business day.

Regardless of the method the Fund uses to make
payment of your redemption proceeds (check, wire or
ACH), your redemption proceeds typically will be sent
one to two business days after your request is submitted,
but in any event, within seven days.

Certain Financial Intermediaries may charge a fee to
process a redemption of shares.

The Fund may reject an order to sell shares under
certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming

Redeem by Telephone: You may redeem Investor
Shares held directly with BlackRock by telephone
request if certain conditions are met and if the amount
being sold is less than (i) $100,000 for payments by
check or (ii) $250,000 for payments through ACH or
wire transfer. Certain redemption requests, such as those
in excess of these amounts, must be in writing with a
medallion signature guarantee. For Institutional Shares,
certain redemption requests may require written
instructions with a medallion signature guarantee. Call
(800) 441-7762 for details.

You can obtain a medallion signature guarantee stamp
from a bank, securities dealer, securities broker, credit
union, savings and loan association, national securities
exchange or registered securities association. A notary
public seal will not be acceptable.

The Fund, its administrators and the Distributor will
employ reasonable procedures to confirm that
instructions communicated by telephone are genuine.
The Fund and its service providers will not be liable for
any loss, liability, cost or expense for acting upon
telephone instructions that are reasonably believed to be
genuine in accordance with such procedures. The Fund
may refuse a telephone redemption request if it believes
it is advisable to do so.

During periods of substantial economic or market
change, telephone redemptions may be difficult to
complete. Please find alternative redemption methods
below.

Your Choices	Important Information for You to Know

Redeem by VRU: Investor Shares may also be
redeemed by use of the Fund’s automated VRU service.
Payment for Investor Shares redeemed by the VRU
service may be made for non-retirement accounts in
amounts up to $25,000, either through check, ACH or
wire.

Redeem by Internet: You may redeem in your account
by logging onto the BlackRock website at
www.blackrock.com. Proceeds from Internet
redemptions may be sent via check, ACH or wire to the
bank account of record. Payment for Investor Shares
redeemed by Internet may be made for non-retirement
accounts in amounts up to $25,000, either through
check, ACH or wire. Different maximums may apply to
investors in Institutional Shares.

Selling shares held directly with BlackRock

Redeem in Writing: You may sell shares held at
BlackRock by writing to BlackRock, P.O. Box 9819,
Providence, Rhode Island 02940-8019 or for overnight
delivery, 4400 Computer Drive, Westborough,
Massachusetts 01581. All shareholders on the account
must sign the letter. A medallion signature guarantee
will generally be required but may be waived in certain
limited circumstances. You can obtain a medallion
signature guarantee stamp from a bank, securities dealer,
securities broker, credit union, savings and loan
association, national securities exchange or registered
securities association. A notary public seal will not be
acceptable. If you hold stock certificates, return the
certificates with the letter. Proceeds from redemptions
may be sent via check, ACH or wire to the bank account
of record.

Payment of Redemption Proceeds: Redemption
proceeds may be paid by check or, if the Fund has
verified banking information on file, through ACH or by
wire transfer.

Payment by Check: BlackRock will normally mail
redemption proceeds within three business days
following receipt of a properly completed request, but in
any event within seven days. Shares can be redeemed by
telephone and the proceeds sent by check to the
shareholder at the address on record. Shareholders will
pay $15 for redemption proceeds sent by check via
overnight mail. You are responsible for any additional
charges imposed by your bank for this service.

The Fund reserves the right to reinvest any dividend or
distribution amounts (e.g., income dividends or capital
gains) which you have elected to receive by check
should your check be returned as undeliverable or
remain uncashed for more than 6 months. No interest
will accrue on amounts represented by uncashed checks.
Your check will be reinvested in your account at the
NAV next calculated, on the day of the investment.
When reinvested, those amounts are subject to the risk
of loss like any fund investment. If you elect to receive
distributions in cash and a check remains undeliverable
or uncashed for more than 6 months, your cash election
may also be changed automatically to reinvest and your
future dividend and capital gains distributions will be
reinvested in the Fund at the NAV as of the date of
payment of the distribution.

Payment by Wire Transfer: Payment for redeemed
shares for which a redemption order is received before
4:00 p.m. (Eastern time) on a business day is normally
made in Federal funds wired to the redeeming
shareholder on the next business day, provided that the
Fund’s custodian is also open for business. Payment for
redemption orders received after 4:00 p.m. (Eastern
time) or on a day when the Fund’s custodian is closed is
normally wired in Federal funds on the next business
day following redemption on which the Fund’s
custodian is open for business. The Fund reserves the
right to wire redemption proceeds within seven days
after receiving a

	Your Choices	Important Information for You to Know

redemption order if, in the judgment of the Fund, an
earlier payment could adversely affect the Fund.

If a shareholder has given authorization for expedited
redemption, shares can be redeemed by Federal wire
transfer to a single previously designated bank account.
Shareholders will pay $7.50 for redemption proceeds
sent by Federal wire transfer. You are responsible for
any additional charges imposed by your bank for this
service. No charge for wiring redemption payments with
respect to Institutional Shares is imposed by the Fund.

The Fund is not responsible for the efficiency of the
Federal wire system or the shareholder’s firm or bank.
To change the name of the single, designated bank
account to receive wire redemption proceeds, it is
necessary to send a written request to the Fund at the
address on the cover page of this Combined Prospectus/
Information Statement.

Payment by ACH: Redemption proceeds may be sent
to the shareholder’s bank account (checking or savings)
via ACH. Payment for redeemed shares for which a
redemption order is received before 4:00 p.m. (Eastern
time) on a business day is normally sent to the
redeeming shareholder the next business day, with
receipt at the receiving bank within the next two
business days (48-72 hours); provided that the Fund’s
custodian is also open for business. Payment for
redemption orders received after 4:00 p.m. (Eastern
time) or on a day when the Fund’s custodian is closed is
normally sent on the next business day following
redemption on which the Fund’s custodian is open for
business.

The Fund reserves the right to send redemption proceeds
within seven days after receiving a redemption order if,
in the judgment of the Fund, an earlier payment could
adversely affect the Fund. No charge for sending
redemption payments via ACH is imposed by the Fund.

***

If you make a redemption request before the Fund has
collected payment for the purchase of shares, the Fund
may delay mailing your proceeds. This delay will
usually not exceed ten days.

Redemption Proceeds

Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Fund’s portfolio may be comprised of less-liquid investments, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by (i) borrowing under a line of credit it has entered into with a group of lenders, (ii) borrowing from another BlackRock Fund pursuant to an interfund lending program, to the extent permitted by the Fund’s investment policies and restrictions as set forth in the SAI, and/or (iii) transferring portfolio securities in-kind to you. The SAI includes more information about the Fund’s line of credit and interfund lending program, to the extent applicable.

If the Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

How to Exchange Shares or Transfer Your Account
	Your Choices	Important Information for You to Know
Exchange Privilege	Selling shares of one BlackRock Fund to purchase shares of	Investor A, Investor C or Institutional Shares of the Fund are generally exchangeable for shares of the same class of another BlackRock Fund, to the extent such shares are offered by your Financial Intermediary.

	Your Choices	Important Information for You to Know
another BlackRock Fund (“exchanging”)

You can exchange $1,000 or more of Investor A or Investor C Shares from one fund into the same class of another fund which offers that same class of shares (you can exchange less than $1,000 of Investor A or Investor C Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of the Fund may make exchanges into Institutional Shares of other BlackRock Funds except for investors holding shares through certain client accounts at Financial Intermediaries that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your Financial Intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com, or (iii) send a written request to the Fund at the address on the cover page of this Combined Prospectus/Information Statement. Please note, if you indicated on your new account application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short-Term Trading Policy” below. For U.S. federal income tax purposes, a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other Financial Intermediary before making an exchange request.

Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary

You may transfer your shares of the Fund only to another Financial Intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Transfer to a non-participating Financial Intermediary

You must either:

●   Transfer your shares to an account with the Fund; or

●   Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account with respect to the Acquiring Fund, which account services and privileges will be the same for the Combined Fund effective upon the closing of the Reorganization. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com for additional information as well as forms and applications. Otherwise, please contact your Financial Intermediary for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan	Allows systematic investments on a periodic basis from your checking or savings account.

BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the AIP application. The minimum investment amount for an automatic investment is $50 per portfolio.

Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.

Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to a special payee. Please call (800) 441-7762 for details. If investing in another fund at BlackRock, the receiving fund must be open to new purchases.

EZ Trader	Allows an investor to purchase or sell Investor Shares by telephone or over the Internet through ACH.

(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your Financial Intermediary if your account is held elsewhere.)

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or Internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Acquiring Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Systematic Exchange Plan	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required, and investments in any additional funds must meet minimum initial investment requirements.
Systematic Withdrawal Plan	This feature can be used by investors who want to receive regular distributions from their accounts.

To start an SWP, a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.

Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours’ notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A or Investor C Shares made through the SWP that do not exceed 12% of the account’s NAV on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s NAV on the redemption date. SWP redemptions of Investor A or Investor C Shares in excess of this limit will still pay any applicable CDSC. Ask your Financial Intermediary for details.
Reinstatement Privilege

If you redeem Investor A or Institutional Shares and buy new Investor A Shares of the same or another BlackRock Fund (equal to all or a portion of the redemption amount) within 90 days of such redemption, you will not pay a sales charge on the new purchase amount. This right may be exercised within 90 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, the Acquiring Fund must receive written notification from the shareholder of record or the Financial Intermediary of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Fund’s Rights

The Acquiring Fund may:

●	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act;

●

Postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act or if a redemption request is made before the Acquiring Fund has collected payment for the purchase of shares;

●	Redeem shares for property other than cash as may be permitted under the 1940 Act; and

●	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Acquiring Fund position you hold within your account (the “Fund Minimum”), and may redeem the shares in your account if the NAV of those shares in your account falls below $500 for any reason, including market fluctuation.

You will be notified that the value of your account is less than the Fund Minimum before the Acquiring Fund makes any involuntary redemption. This notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $500 before the Acquiring Fund makes an involuntary redemption. This involuntary redemption will not charge any deferred sales charge, and may not apply to accounts of certain employer-sponsored retirement plans (not including IRAs), qualified state tuition plan (529 Plan) accounts, and select fee-based programs at your Financial Intermediary.

The above rights will be the same for the Combined Fund effective upon the closing of the Reorganization.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or by Financial Intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, if you choose to leave the fee-based program, you may have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you may pay any applicable sales charges or redemption fee. Please speak to your Financial Intermediary for information about specific policies and procedures applicable to your account.

Generally, upon termination of a fee-based program, the shares may be liquidated, or the shares can be held in an account. In certain instances, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program may be eligible to purchase additional shares of the respective share class of the Acquiring Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares. Please speak to your Financial Intermediary for more information.

Certain Financial Intermediaries may, in connection with a change in account type (for example, due to leaving a fee-based program or upon termination of the fee-based program) or otherwise in accordance with the Financial Intermediary’s policies and procedures, exchange the share class held in the program for another share class of the same fund, provided that the exchanged shares are not subject to a sales charge and the shareholder meets the eligibility requirements of the new share class. Please speak to your Financial Intermediary for information about specific policies and procedures applicable to your account.

Details about the features of each fee-based program and the relevant charges, terms and conditions are included in the client agreement for each fee-based program and are available from your Financial Intermediary. Please speak to your Financial Intermediary for more information.

The above will be applicable to the Combined Fund effective upon the closing of the Reorganization.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Acquiring Fund and its shareholders.

BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Acquiring Fund. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Acquiring Fund. BlackRock or one or more Affiliates act or may act as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Acquiring Fund may directly or indirectly invest. The Acquiring Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Acquiring Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Acquiring Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, or distribute or sell services or products from or to, distributors, consultants or others who recommend the Acquiring Fund or who engage in transactions with or for the Acquiring Fund, and may receive compensation for such services. BlackRock or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Acquiring Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Acquiring Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Acquiring Fund and BlackRock, to the extent permitted under the 1940 Act). The trading activities of BlackRock and these Affiliates are carried out without reference to positions held directly or indirectly by the Acquiring Fund and may result in BlackRock or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Acquiring Fund.

Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, an Affiliate may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, the Acquiring Fund may, from time to time, enter into transactions in which BlackRock or an Affiliate or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BlackRock or its Affiliates may adversely impact the Acquiring Fund. Transactions by one or more clients or BlackRock or its Affiliates or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Acquiring Fund. The Acquiring Fund’s activities may be limited because of regulatory restrictions applicable to BlackRock or one or more Affiliates and/or their internal policies designed to comply with such restrictions.

Under a securities lending program approved by the Board, the Acquiring Fund has retained BlackRock Investment Management, LLC, an Affiliate of BlackRock, to serve as the securities lending agent for the Acquiring Fund to the extent that the Acquiring Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Acquiring Fund, including a fee based on the returns earned on the Acquiring Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Acquiring Fund may lend its portfolio securities under the securities lending program.

The activities of BlackRock and its Affiliates and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Acquiring Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

The above will be applicable to the Combined Fund effective upon the closing of the Reorganization.

Valuation of Shares

The Target Fund’s valuation policy is identical to the Acquiring Fund’s valuation policy with respect to Investor A Shares, Investor C Shares, Institutional Shares and Class K Shares. The Acquiring Fund does not offer Class R Shares. Effective upon the closing of the Reorganization, the Acquiring Fund’s valuation policy described below will be continued by the Combined Fund.

When you buy Acquiring Fund Shares, you pay the NAV, plus any applicable sales charge. This is the offering price. Investor A Shares of the Acquiring Fund are subject to a maximum front-end sales charge of 5.25% as a percentage of offering price. Investor C, Institutional Shares and Class K Shares of the Acquiring Fund do not charge a front-end sales charge. Shares are also redeemed at their NAV, minus any applicable deferred sales charge or redemption fee. The NAV used in determining your share price is the next one calculated after your purchase or redemption order is received.

The net asset value of each class of shares normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Acquiring Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The net asset value of shares is calculated by dividing the value of the net assets of each class of shares (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the class, generally rounded to the nearest cent.

Generally, Class K Shares will have the highest NAV because that class has the lowest expenses. Institutional Shares will have a higher NAV than Investor A and Investor C Shares. Investor A Shares will have a higher NAV than Investor C Shares. Also, dividends paid on Class K, Investor A and Institutional Shares will generally be higher than dividends paid on Investor C Shares because Class K, Investor A and Institutional Shares have lower expenses.

The value of the securities and other assets and liabilities held by the Acquiring Fund are determined pursuant to BlackRock’s valuation policies and procedures. BlackRock has been designated by the Board as the valuation designee for the Acquiring Fund pursuant to Rule 2a-5 under the 1940 Act.

Equity securities and other equity instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange traded funds are valued at their most recent closing price. The Acquiring Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Acquiring Fund’s approved independent third-party pricing services, each in accordance with BlackRock’s valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Acquiring Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value.

Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Acquiring Fund’s shares are determined as of such times.

When market quotations are not readily available or are believed by BlackRock to be unreliable, BlackRock will fair value the Acquiring Fund’s investments in accordance with its policies and procedures. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment prior to or at the time of pricing the Acquiring Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets held by, or liabilities of, the Acquiring Fund.

For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets following the close of the local markets to the price that might have prevailed as of the Acquiring Fund’s pricing time.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Acquiring Fund is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.

The Acquiring Fund may accept orders from certain authorized Financial Intermediaries or their designees. The Acquiring Fund will be deemed to receive an order when accepted by the Financial Intermediary or designee and the order will receive the NAV next computed by the Acquiring Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a Financial Intermediary, the Fund and BRIL, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.

Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Acquiring Fund assets, or the Fund’s distributor’s or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) with respect to assets invested in Class K Shares.

Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Market Timing Trading Policies and Procedures

The Funds have identical market timing policies. Effective upon the closing of the Reorganization, the Acquiring Fund’s market timing trading policies and procedures described below will be continued by the Combined Fund.

The Board has determined that the interests of long-term shareholders and the Acquiring Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Acquiring Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Acquiring Fund and its returns to shareholders. For example, large flows of cash into and out of the Acquiring Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Acquiring Fund’s investment objective. Frequent trading may cause the Acquiring Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Acquiring Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of such fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Acquiring Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Comparison of the Funds—Valuation of Shares” above.

The Acquiring Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Acquiring Fund Shares that it determines may be detrimental to the Acquiring Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Acquiring Fund Shares because certain legitimate strategies will not result in harm to the Acquiring Fund or its shareholders.

If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, the Acquiring Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Acquiring Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Acquiring Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with the Acquiring Fund, the Acquiring Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Acquiring Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide the Acquiring Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Acquiring Fund. While the Acquiring Fund monitors for market timing activity, the Acquiring Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Acquiring Fund. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts with the Acquiring Fund or Transfer Agent pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Acquiring Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by the Acquiring Fund to be engaged in market timing or other improper trading activity, the Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Acquiring Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Acquiring Fund or long-term shareholders.

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Acquiring Fund that are contained in the Acquiring Fund Prospectuses have been derived from the financial statements audited by Deloitte & Touche LLP. The information for the Acquiring Fund for the periods prior to March 1, 2021 reflects the “master-feeder” structure previously in place during that time. Financial highlights tables for the share classes of the Target Fund may be found in the Target Fund Prospectus and Target Fund Annual Report, which are available without charge by calling (800) 441-7762 and are incorporated herein by reference.

	BlackRock Large Cap Focus Growth Fund, Inc.

	Institutional
(For a share outstanding throughout each period)	Year Ended May 31,			Period from 09/01/19 to 05/31/20	Year Ended August 31,
	2023	2022	2021		2019	2018
Net asset value, beginning of period	$5.62	$7.64	$5.57	$5.00	$4.97	$4.01

Net investment loss(a)	(0.00)(b)	(0.02)	(0.02)	(0.00)(b)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.50	(1.13)	2.13	0.84	0.22	1.15

Net increase (decrease) from investment operations	0.50	(1.15)	2.11	0.84	0.21	1.13

Distributions from net realized gain(c)	(0.09)	(0.87)	(0.04)	(0.27)	(0.18)	(0.17)
Net asset value, end of period	$6.03	$5.62	$7.64	$5.57	$5.00	$4.97
Total Return(d)

Based on net asset value	9.31%	(18.00)%	37.92%	17.68%(e)	4.75%	29.10%

Ratios to Average Net Assets(f)
Total expenses	0.77%	0.74%	0.75%(g)	0.84%(h)(i)	0.90%(i)	0.93%(i)

Total expenses after fees waived and/or reimbursed	0.67%	0.67%	0.67%(g)	0.67%(h)(i)	0.83%(i)	0.93%(i)

Net investment loss	(0.00)%(j)	(0.23)%	(0.26)%(g)	(0.11)%(h)(i)	(0.29)%(i)	(0.34)%(i)

Supplemental Data
Net assets, end of period (000)	$387,346	$516,205	$726,623	$492,250	$78,749	$67,688

Portfolio turnover rate	33%	53%	47%(k)	47%	54%	51%

(a)	Based on average shares outstanding.

(b)	Amount is greater than $(0.005) per share.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)

From June 1, 2020 through February 28, 2021, the Acquiring Fund invested in the Master Focus Growth LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Focus Growth LLC. Includes the Acquiring Fund’s share of the Master Focus Growth LLC’s allocated fees waived of less than 0.01%.

(h)	Annualized.

(i)	Includes the Acquiring Fund’s share of the Master Focus Growth LLC’s allocated fees waived as follows:

	Year Ended May 31,			Period from 09/01/19 to 05/31/20	Year Ended August 31,
	2023	2022	2021		2019	2018

Fees waived	N/A	N/A	N/A	0.00%	0.07%	0.11%

(j)	Amount is greater than (0.005)%.

(k)	Portfolio turnover rate includes transactions from the Master Focus Growth LLC prior to March 1, 2021.

	BlackRock Large Cap Focus Growth Fund, Inc.

	Investor A
(For a share outstanding throughout each period)	Year Ended May 31,			Period from 09/01/19 to 05/31/20	Year Ended August 31,
	2023	2022	2021		2019	2018
Net asset value, beginning of period	$5.06	$6.95	$5.09	$4.60	$4.59	$3.73

Net investment loss(a)	(0.01)	(0.03)	(0.03)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	0.44	(1.01)	1.93	0.77	0.21	1.06

Net increase (decrease) from investment operations	0.43	(1.04)	1.90	0.76	0.19	1.03

Distributions from net realized gain(b)	(0.09)	(0.85)	(0.04)	(0.27)	(0.18)	(0.17)
Net asset value, end of period	$5.40	$5.06	$6.95	$5.09	$4.60	$4.59
Total Return(c)

Based on net asset value	8.95%	(18.10)%	37.37%	17.48%(d)	4.69%	28.59%

Ratios to Average Net Assets(e)
Total expenses	1.02%	0.98%	1.01%(f)	1.11%(g)(h)	1.18%(h)	1.27%(h)

Total expenses after fees waived and/or reimbursed	0.92%	0.92%	0.92%(f)	0.92%(g)(h)	1.11%(h)	1.26%(h)

Net investment loss	(0.25)%	(0.48)%	(0.51)%(f)	(0.36)%(g)(h)	(0.57)%(h)	(0.67)%(h)

Supplemental Data
Net assets, end of period (000)	$793,560	$839,188	$1,104,764	$760,726	$115,307	$90,524

Portfolio turnover rate	33%	53%	47%(i)	47%	54%	51%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)

From June 1, 2020 through February 28, 2021, the Acquiring Fund invested in the Master Focus Growth LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Focus Growth LLC. Includes the Acquiring Fund’s share of the Master Focus Growth LLC’s allocated fees waived of less than 0.01%.

(g)	Annualized.

(h)	Includes the Acquiring Fund’s share of the Master Focus Growth LLC’s allocated fees waived as follows:

	Year Ended May 31,			Period from 09/01/19 to 05/31/20	Year Ended August 31,
	2023	2022	2021		2019	2018

Fees waived	N/A	N/A	N/A	0.00%	0.07%	0.11%

(i)	Portfolio turnover rate includes transactions from the Master Focus Growth LLC prior to March 1, 2021.

	BlackRock Large Cap Focus Growth Fund, Inc.

	Investor C
(For a share outstanding throughout each period)	Year Ended May 31,			Period from 09/01/19 to 05/31/20	Year Ended August 31,
	2023	2022	2021		2019	2018
Net asset value, beginning of period	$3.83	$5.45	$4.03	$3.71	$3.77	$3.11

Net investment loss(a)	(0.04)	(0.06)	(0.06)	(0.03)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.33	(0.75)	1.52	0.62	0.17	0.88

Net increase (decrease) from investment operations	0.29	(0.81)	1.46	0.59	0.12	0.83

Distributions from net realized gain(b)	(0.09)	(0.81)	(0.04)	(0.27)	(0.18)	(0.17)
Net asset value, end of period	$4.03	$3.83	$5.45	$4.03	$3.71	$3.77
Total Return(c)

Based on net asset value	8.15%	(18.77)%	36.28%	17.08%(d)	3.83%	27.81%

Ratios to Average Net Assets(e)
Total expenses	1.80%	1.76%	1.79%(f)	1.89%(g)(h)	1.93%(h)	1.97%(h)

Total expenses after fees waived and/or reimbursed	1.67%	1.67%	1.67%(f)	1.67%(g)(h)	1.86%(h)	1.96%(h)

Net investment loss	(1.00)%	(1.24)%	(1.27)%(f)	(1.12)%(g)(h)	(1.33)%(h)	(1.38)%(h)

Supplemental Data
Net assets, end of period (000)	$68,564	$77,295	$121,731	$135,414	$26,285	$29,828

Portfolio turnover rate	33%	53%	47%(i)	47%	54%	51%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)

From June 1, 2020 through February 28, 2021, the Acquiring Fund invested in the Master Focus Growth LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Focus Growth LLC. Includes the Acquiring Fund’s share of the Master Focus Growth LLC’s allocated fees waived of less than 0.01%.

(g)	Annualized.

(h)	Includes the Acquiring Fund’s share of the Master Focus Growth LLC’s allocated fees waived as follows:

	Year Ended May 31,			Period from 09/01/19 to 05/31/20	Year Ended August 31,
	2023	2022	2021		2019	2018

Fees waived	N/A	N/A	N/A	0.00%	0.07%	0.11%

(i)	Portfolio turnover rate includes transactions from the Master Focus Growth LLC prior to March 1, 2021.

Financial Highlights (continued)

	BlackRock Large Cap Focus Growth Fund, Inc.

	Class K
	Year Ended May 31,			Period from 11/25/19(a) to 05/31/20
(For a share outstanding throughout each period)	2023	2022	2021
Net asset value, beginning of period	$ 5.63	$ 7.65	$ 5.58	$ 5.17

Net investment income (loss)(b)	0.00(c)	(0.01)	(0.01)	(0.00)(d)
Net realized and unrealized gain (loss)	0.50	(1.14)	2.12	0.68

Net increase (decrease) from investment operations	0.50	(1.15)	2.11	0.68

Distributions from net realized gain(e)	(0.09)	(0.87)	(0.04)	(0.27)
Net asset value, end of period	$6.04	$5.63	$7.65	$5.58
Total Return(f)

Based on net asset value	9.29%	(17.94)%	37.86%	14.02%(g)

Ratios to Average Net Assets(h)
Total expenses	0.67%	0.66%	0.68%(i)	0.74%(j)(k)

Total expenses after fees waived and/or reimbursed	0.62%	0.62%	0.62%(i)	0.62%(j)(k)

Net investment income (loss)	0.05%	(0.17)%	(0.21)%(i)	(0.05)%(j)(k)

Supplemental Data
Net assets, end of period (000)	$59,244	$59,620	$74,374	$51,187

Portfolio turnover rate	33%	53%	47%(l)	47%(m)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.005 per share.

(d)	Amount is greater than $(0.005) per share.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(f)	Where applicable, assumes the reinvestment of distributions.

(g)	Not annualized.

(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(i)

From June 1, 2020 through February 28, 2021, the Acquiring Fund invested in the Master Focus Growth LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Focus Growth LLC. Includes the Acquiring Fund’s share of the Master Focus Growth LLC’s allocated fees waived of less than 0.01%.

(j)	Annualized.

(k)

Includes the Fund’s share of the Master Focus Growth LLC’s allocated expenses and/or net investment income. Includes the Acquiring Fund’s share of the Master Focus Growth LLC’s allocated fees waived of less than 0.01%.

(l)	Portfolio turnover rate includes transactions from the Master Focus Growth LLC prior to March 1, 2021.

(m)	Portfolio turnover is representative of the Acquiring Fund for the entire year.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Reorganization will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in the Reorganization Agreement) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate NAV equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in the Reorganization Agreement), of the Acquiring Fund Shares to the shareholders of the Target Fund; (iii) the redemption by the Target Fund of all of its outstanding shares for no consideration; and (iv) the termination, dissolution and complete liquidation of the Target Fund. No assets other than Acquiring Fund Shares will be distributed to the Target Fund shareholders. The Acquiring Fund Shares issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization (the “Valuation Time”). Such NAV will be determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Target Fund and the Acquiring Fund. In addition, prior to the Reorganization, the Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

The Target Fund expects to distribute its Acquiring Fund Shares to the shareholders of the Target Fund promptly after the Closing Date. The distribution of Acquiring Fund Shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed as soon as practicable after the Closing Date in accordance with applicable state law and organizational documents of the Target Fund. Thereafter, the Target Fund will be terminated under Maryland state law.

As a result of the Reorganization, a Target Fund shareholder will receive shares of the class of shares of the Acquiring Fund set out in the table below. A Target Fund shareholder will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class K	Class K
Class R	Investor A

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and the Target Fund, respectively, are conditioned upon, among other things:

•	the approval of the Reorganization Agreement, which provides for the Reorganization, by the Board;

•	the SEC shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Information Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Target Fund and the Acquiring Fund.

The Board, including all of the Independent Board Members, believe the Reorganization is in the best interests of each Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of each Fund will not be diluted as a result of consummation of the Reorganization. The Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	shareholders of the Target Fund will remain invested in a diversified, open-end fund that will have greater net assets after the Reorganization;

•

the investment objectives of the Funds are substantively identical; the fundamental investment restrictions of the Funds are substantially similar; the non-fundamental investment restrictions of the Funds are identical; and the investment strategies and risks of the Target Fund and the Acquiring Fund are similar, although there are certain differences. The Board considered the principal differences in the investment strategies and risks. See “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies” and “Comparison of the Funds—Investment Risks”;

•

assuming the Reorganization had occurred on May 31, 2023, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through June 30, 2025, in each case as of May 31, 2023;

•

the Combined Fund is expected to achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain costs over a larger asset base;

•	the contractual and effective management fee rates for the Combined Fund are expected to be lower than the contractual and effective management fee rates for the Target Fund;

•

the net annual fund operating expenses for the share classes of the Combined Fund to be issued in the Reorganization are expected to be lower than those of the corresponding share classes of the Target Fund and the same as those of the corresponding share classes of the Acquiring Fund;

•

the same portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage the Target Fund and the Acquiring Fund are expected to manage the Combined Fund following the closing of the Reorganization;

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information”;

•

the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated below in “Information about the Reorganization—General”;

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, because the Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, however, the Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts;

•

the Target Fund and the Acquiring Fund use the same methodology for valuing their assets, each shareholder of the Target Fund will receive shares of the same class of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the same class such shareholder of the Target Fund owns immediately prior to the Reorganization, the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization and the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization; and

•

The Target Fund will bear its portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be $202,500. BlackRock or its affiliates will pay, directly or through waivers, the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be $22,500. The total estimated expenses of the Reorganization are estimated to be approximately $225,000. The foregoing estimated expenses will be borne by the Target Fund and, with respect to the Acquiring Fund, BlackRock or its affiliates directly or through waivers, regardless of whether the Reorganization is consummated.

For these and other reasons, the Board, including all of the Independent Board Members, unanimously approved the Reorganization Agreement. The Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Board at the Approval Meeting, the Reorganization is in the best interests of each Fund and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. The Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization. The Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Board did not identify any particular information or consideration that was all-important or controlling.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that the Acquiring Fund and the Target Fund receive an opinion from Sidley Austin LLP, tax counsel to the Funds, dated as of the Closing Date, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

•

(i) The transfer of substantially all of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of the Acquiring Fund Shares to the Target Fund shareholders, (ii) the redemption by the Target Fund of all of its outstanding shares, and (iii) the termination, dissolution and liquidation of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

•

No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund shareholders followed by the mandatory redemption and complete liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

•	No gain or loss will be recognized by the Target Fund shareholders upon the redemption of their Target Fund shares and receipt of their Acquiring Fund Shares pursuant to the Reorganization;

•

The aggregate tax basis of Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares redeemed in the Reorganization from such shareholder;

•

The holding period of the Acquiring Fund Shares to be received by each Target Fund shareholder pursuant to the Reorganization will include the period during which the Target Fund shares redeemed in the Reorganization from such shareholder were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

•

The tax basis of the assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

•

The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Sidley Austin LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Sidley Austin LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The Acquiring Fund and the Target Fund will agree in the Reorganization Agreement to treat the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund followed by the redemption of the Target Fund shares and the liquidation of the Target Fund as an exchange of the Target Fund shares in return for the Acquiring Fund Shares in liquidation of the Target Fund for U.S. federal income tax purposes. The opinion will not express an opinion on the tax effects to the Target Fund or the Acquiring Fund of marking to market certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund intends to declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

It is anticipated that the Target Fund or the Acquiring Fund will dispose of certain of its holdings either prior to or after the Reorganization in connection with realigning the Target Fund’s and the Acquiring Fund’s portfolios in Realignment Sales in a manner more consistent with the investment strategies of both Funds. When such portfolio assets are sold in the Realignment Sales, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the applicable Fund’s basis in such assets. If Realignment Sales occur prior to or after the Reorganization, the sales are expected to result in net capital gain. Based on current market conditions, such capital gain is expected to be approximately $64 million. Any such gain is expected to be distributed to the Target Fund’s shareholders or the Combined Fund’s shareholders, depending on the timing of the Realignment Sales. Additionally, any income or gain from the deemed sale or transfer by the Target Fund is expected to be distributed to the Target Fund shareholders prior to the Reorganization, and such distributions are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions to shareholders in non-tax qualified accounts. Shareholders must consult with their own tax advisers on the U.S. federal income tax consequences of any such redemption, as well as the effects of state, local and non-U.S. tax laws.

Expenses of the Reorganization

The Target Fund will bear its portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be $202,500. BlackRock or its affiliates will pay, directly or through waivers, the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be $22,500. The total estimated expenses of the Reorganization are estimated to be approximately $225,000. The foregoing estimated expenses will be borne by the Target Fund and, with respect to the Acquiring Fund, BlackRock or its affiliates directly or through waivers, regardless of whether the Reorganization is consummated.

The expenses of the Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in connection with attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 registration statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with the Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for the corresponding Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, counsel to the Funds. Certain legal matters of Maryland law concerning the issuance of shares of the Acquiring Fund will be passed on by Miles & Stockbridge P.C., which serves as Maryland counsel to the Acquiring Fund.

OTHER INFORMATION

Capitalization

The following tables set forth as of May 31, 2023: (i) the unaudited capitalization of Investor A, Investor C, Institutional, Class R and Class K Shares of the Target Fund; (ii) the unaudited capitalization of Investor A, Investor C, Institutional and Class K Shares of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of Investor A, Investor C, Institutional and Class K Shares of the Combined Fund assuming the Reorganization has been completed. As of May 31, 2023, the total net assets of (i) the Target Fund were $3,112,108,942 and (ii) the Acquiring Fund were $1,308,713,099. As of May 31, 2023, the total net assets of the Combined Fund would have been $4,365,279,476 on a pro forma basis (adjusted for estimated capital gain distribution of $55,340,065 and reorganization costs of $202,500). The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

		Investor A and Class R Shares
	Target Fund Investor A Shares	Target Fund Investor R Shares	Acquiring Fund Investor A Shares	Pro Forma Adjustments to Acquiring Fund Investor A Shares[1]	Combined Fund Pro Forma Investor A Shares[2]
Net Assets	$1,723,972,729	$23,730,669	$793,559,503	$(31,191,687)	$2,510,071,214
Shares Outstanding	62,089,538	1,195,140	146,938,626	254,551,466	464,774,770
NAV per Share	$27.77	$19.86	$5.40		$5.40

	Investor C Shares
	Target Fund Investor C Shares	Acquiring Fund Investor C Shares	Pro Forma Adjustments to Acquiring Fund Investor C Shares[1]	Combined Fund Pro Forma Investor C Shares[2]
Net Assets	$39,581,427	$68,563,792	$(706,420)	$107,438,799
Shares Outstanding	2,549,608	17,014,122	7,097,234	26,660,964
NAV per Share	$15.52	$4.03		$4.03

	Institutional Shares
	Target Fund Institutional Shares	Acquiring Fund Institutional Shares	Pro Forma Adjustments to Acquiring Fund Institutional Shares[1]	Combined Fund Pro Forma Institutional Shares[2]
Net Assets	$678,964,542	$387,345,878	$(12,117,645)	$1,054,192,775
Shares Outstanding	21,423,568	64,264,701	89,213,243	174,901,512
NAV per Share	$31.69	$6.03		$6.03

	Class K
	Target Fund Class K Shares	Acquiring Fund Class K Shares	Pro Forma Adjustments to Acquiring Fund Class K Shares[1]	Combined Fund Pro Forma Class K Shares[2]
Net Assets	$645,859,575	$59,243,926	$(11,526,813)	$693,576,688
Shares Outstanding	20,134,257	9,807,183	84,872,578	114,814,018
NAV per Share	$32.08	$6.04		$6.04

1	Adjusted for estimated capital gain distribution of $55,340,065 and reorganizational costs of $202,500.

2	Assumes the Reorganization had taken place on May 31, 2023.

3

The Acquiring Fund does not have any Class R Shares. Class R Shares will not be issued in the Reorganization. Class R shareholders of the Target Fund will receive Investor A Shares of the Acquiring Fund in the Reorganization.

Shareholder Information

As of September 22, 2023, the Directors and officers of the Target Fund as a group directly or indirectly beneficially owned an aggregate of less than 1% of any class of the outstanding shares of the Target Fund. As of September 5, 2023, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund, except as follows:

Name	Address	%	Class
Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	49.74%	Investor A Shares

Edward D. Jones & Co.	12555 Manchester Road St. Louis, MO 63131-3710	15.00%	Investor A Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	14.80%	Investor C Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	9.91%	Investor C Shares

LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	9.25%	Investor C Shares

Wells Fargo Clearing Services	2801 Market Street St. Louis, MO 63103	7.19%	Investor C Shares

Morgan Stanley Smith Barney LLC	1 New York Plaza, Floor 12 New York, NY 10004-1901	5.23%	Investor C Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	51.32	Institutional Shares

BlackRock Advisors, LLC FBO Ohio Tuition Trust Authority	100 Bellevue Parkway Wilmington, DE 19809-3716	29.86%	Class K Shares

Edward D. Jones & Co.	12555 Manchester Road St. Louis, MO 63131-3710	17.38%	Class K Shares

BlackRock Advisors, LLC FBO Ohio Tuition Trust Authority	100 Bellevue Parkway Wilmington, DE 19809-3716	8.16%	Class K Shares

National Financial Services LLC	499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	6.56%	Class K Shares

State Street Bank and Trust	1 Lincoln Street Boston, MA 02111	26.94%	Class R Shares

Talcott Resolution Life Insurance Company	P.O. Box 5051 Hartford, CT 06102	19.90%	Class R Shares

Voya Retirement Insurance and Annuity Company	One Orange Way Windsor, CT 06095-4774	8.38%	Class R Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	7.34%	Class R Shares

As of September 22, 2023, the Directors and officers of the Acquiring Fund as a group directly or indirectly beneficially owned an aggregate of less than 1% of any class of the outstanding shares of the Acquiring Fund. As of September 5, 2023, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund, except as follows:

Name	Address	%	Class
Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	38.21%	Investor A Shares

Edward D. Jones & Co.	12555 Manchester Road St. Louis, MO 63131-3710	14.74%	Investor A Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	7.90%	Investor A Shares

National Financial Services LLC	499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	7.60%	Investor A Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	20.28%	Investor C Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	9.48%	Investor C Shares

LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	8.49%	Investor C Shares

Raymond James	880 Carillon Parkway St. Petersburg, FL 33716	8.23%	Investor C Shares

J.P. Morgan Securities LLC	4 Chase Metrotech Center Brooklyn, NY 11245	7.38%	Investor C Shares

American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402-2405	6.10%	Investor C Shares

Wells Fargo Clearing Services	2801 Market Street St. Louis, MO 63103	5.46%	Investor C Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	28.30%	Institutional Shares

LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	14.38%	Institutional Shares

American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402-2405	11.13%	Institutional Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	10.74%	Institutional Shares

National Financial Services LLC	499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	6.68%	Institutional Shares

Edward D. Jones & Co.	12555 Manchester Road St. Louis, MO 63131-3710	66.15%	Class K Shares

National Financial Services LLC	499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	23.35%	Class K Shares

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Shareholder Rights and Obligations

The Target Fund was incorporated under Maryland law on April 30, 1992. Effective July 10, 1992, the Target Fund changed its name from Merrill Lynch Equity Fund, Inc. to Merrill Lynch Fundamental Growth Fund, Inc. Effective September 29, 2006, the Target Fund changed its name from Merrill Lynch Fundamental Growth Fund, Inc. to BlackRock Fundamental Growth Fund, Inc. Effective June 28, 2010, the Target Fund changed its name to BlackRock Capital Appreciation Fund, Inc. As of the date of this Combined Prospectus/Information Statement, the Target Fund authorized capital of 2,200,000,000 shares of capital stock, par value $0.10 per share, divided into five classes, designated Investor A Common Stock, Investor C Common Stock, Institutional Common Stock, Class R Common Stock and Class K Common Stock. Institutional Common Stock consists of 300,000,000 shares, Investor C Common Stock consists of 300,000,000 shares, Investor A Common Stock consists of 300,000,000 shares, Class R Common Stock consists of 500,000,000 shares and Class K Common Stock consists of 300,000,000 shares. The remainder of the authorized capital stock of the Target Fund is not designated or classified as to any class or series. Shares of each class of the Target Fund represent an interest in the same assets of the Fund and are identical in all respects except that the shares of Investor A Common Stock, Investor C Common Stock, Class R Common Stock and Class K Common Stock bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. Under the charter, the Directors have the authority to issue separate classes of shares which would represent interests in the assets of the Target Fund. The Board may classify and reclassify shares of the Target Fund into additional classes or other shares of stock at a future date. Effective as of November 29, 2018, the Target Fund reclassified Investor B Common Stock as authorized but unissued shares of the Target Fund’s common stock.

The Acquiring Fund was incorporated under Maryland law on October 25, 1999. Effective November 9, 1999, the Acquiring Fund changed its name from Merrill Lynch Concentrated Growth Fund, Inc. to Merrill Lynch Focus Twenty Fund, Inc. Effective September 29, 2006, the Acquiring Fund changed its name from Merrill Lynch Focus Twenty Fund, Inc. to BlackRock Focus Twenty Fund, Inc. Effective December 17, 2007, the Acquiring Fund changed its name from BlackRock Focus Twenty Fund, Inc. to BlackRock Focus Growth Fund, Inc. Effective December 9, 2019, the Fund changed its name from BlackRock Focus Growth Fund, Inc. to BlackRock Large Cap Focus Growth Fund, Inc. As of the date of this Combined Prospectus/Information Statement, the Acquiring Fund has authorized capital of 6,150,000,000 shares of capital stock, par value $0.10 per share, divided into four classes, designated Investor A Common Stock, Investor C Common Stock, Institutional Common Stock and Class K Common Stock, consisting of 2,000,000,000 shares of Investor A Common Stock, 50,000,000 shares of Investor C Common Stock, 2,000,000,000 Shares of Institutional Common Stock and 2,000,000,000 Shares of Class K Common Stock. The remainder of the authorized capital stock of the Acquiring Fund is not designated or classified as to any class or series. Under the charter, the Directors have the authority to issue separate classes of shares that would represent interests in the assets of the Acquiring Fund. The Board of Directors of the Acquiring Fund may classify and reclassify shares of the Acquiring Fund into additional classes or other shares of stock at a future date. Upon liquidation of the Acquiring Fund, shareholders of each class are entitled, after payment or provision of payment of the debts and other liabilities of the Acquiring Fund, to share pro rata in the net asset of the Acquiring Fund applicable to their class. The rights of redemption, conversion and exchange are described elsewhere in this Combined Prospectus/Information Statement. Effective April 14, 2003, Class D shares were redesignated Class A and Class A shares were redesignated Class I, which are now Institutional Common Stock. Effective as of November 29, 2018, the Acquiring Fund reclassified Investor B Common Stock as authorized but unissued shares of the Acquiring Fund’s common stock.

Shares of each class of the Acquiring Fund represent an interest in the same assets of the Acquiring Fund and are identical in all respects except that the Investor A Common Stock and Investor C Common Stock bears expenses related to the shareholder servicing of such shares and the Investor C Common Stock bear certain expenses related to the distribution of such shares and certain other expenses that should be properly allocated to the shares of that particular class, and have exclusive voting rights with respect to matters affecting the interest of such class.

The shares of each Fund have no conversion or exchange rights except as the applicable Board may grant in its discretion. There are no preemptive or appraisal rights in connection with the shares of either Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in connection with the Reorganization), all shares are fully paid and non-assessable.

APPENDIX I

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund

The Acquiring Fund has adopted restrictions and policies relating to the investment of the Acquiring Fund’s assets and its activities. Certain of the investment restrictions are fundamental policies of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Acquiring Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval. None of the following fundamental and non-fundamental investment restrictions shall prevent the Acquiring Fund from investing all of its assets in shares of another registered investment company with the same investment objective and policies (in a master/feeder structure).

Set forth below are the Acquiring Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of the Acquiring Fund are in terms of current market value.

Under its fundamental investment restrictions, the Acquiring Fund may not:

(1) Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(2) Make investments for the purpose of exercising control or management. Investments by the Acquiring Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

(3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Acquiring Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan, and except further that the Acquiring Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(5) Issue senior securities to the extent such issuance would violate applicable law.

(6) Borrow money, except that (i) the Acquiring Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Acquiring Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Acquiring Fund may purchase securities on margin to the extent permitted by applicable law. The Acquiring Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Acquiring Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(7) Underwrite securities of other issuers except insofar as the Acquiring Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling portfolio securities.

(8) Purchase or sell commodities or contracts on commodities, except to the extent that the Acquiring Fund may do so in accordance with applicable law and the Acquiring Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under its non-fundamental investment restrictions, the Acquiring Fund may not:

(a) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Acquiring Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Acquiring Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

(b) Make short sales of securities or maintain a short position, except to the extent permitted by the Acquiring Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Except with respect to restriction (6), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (1), the Acquiring Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

With respect to (i) and (ii) of investment restriction (6), the Acquiring Fund has received an order from the SEC exempting it from such limitations to the extent necessary to permit the Acquiring Fund to borrow through the Interfund Lending Program (discussed below), subject to the conditions of the order.

The Acquiring Fund is currently classified as a diversified fund under the 1940 Act. This means that the Acquiring Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Acquiring Fund’s total assets would be invested in securities of that issuer or (b) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Acquiring Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Acquiring Fund cannot change its classification from diversified to non-diversified without shareholder approval.

With respect to the fundamental policy relating to issuing senior securities above, the 1940 Act, including the rules and regulations thereunder, generally prohibits the Acquiring Fund from issuing senior securities (other than certain temporary borrowings) unless immediately after the issuance the Acquiring Fund has satisfied an asset coverage requirement with respect to senior securities representing indebtedness prescribed by the 1940 Act. Certain trading practices and investments, such as derivatives transactions, may be treated as senior securities. Prior to the adoption and implementation of Rule ft-4 under the 1940 Act, when the Acquiring Fund engaged in a derivatives transaction that creates future payment obligations, consistent with SEC staff guidance and interpretations, the Acquiring Fund was permitted to segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Acquiring Fund’s exposure, on a mark-to-market basis, to the transaction, instead of meeting the asset coverage requirement with respect to senior securities prescribed by the 1940 Act. The SEC staff guidance and interpretations were rescinded in connection with the adoption of Rule 18f-4, and the Acquiring Fund now complies with Rule 18f-4 with respect to its derivatives transactions. Thus, the fundamental policy relating to issuing senior securities above will not restrict the Fund from entering into derivatives transactions that are treated as senior securities so long as the Acquiring Fund complies with Rule 18f-4 with respect to such derivatives transactions.

Target Fund

The Target Fund has adopted restrictions and policies relating to the investment of the Target Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Target Fund and may not be changed without the approval of the holders of a majority of the Target Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Target Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval.

Set forth below are the Target Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of the Target Fund are in terms of current market value.

Under its fundamental investment restrictions, the Target Fund may not:

(1) Make any investment inconsistent with the Target Fund’s classification as a diversified company under the 1940 Act.

(2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(3) Make investments for the purpose of exercising control or management.

(4) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Target Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(5) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Target Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Target Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(6) Issue senior securities to the extent such issuance would violate applicable law.

(7) Borrow money, except that (i) the Target Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Target Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Target Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Target Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Target Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(8) Underwrite securities of other issuers, except insofar as the Target Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

(9) Purchase or sell commodities or contracts on commodities, except to the extent that the Target Fund may do so in accordance with applicable law and the Target Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under its non-fundamental investment restrictions, the Target Fund may not:

(a) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Target Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Target Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

(b) Make short sales of securities or maintain a short position, except to the extent permitted by the Target Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Except with respect to restriction (7) above, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2) above, the Target Fund uses the classifications and subclassifications of Morgan Stanley Capital International as a guide to identify industries.

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [●] day of [●] 2023, by and between BlackRock Capital Appreciation Fund, Inc., a registered investment company and a Maryland corporation (the “Target Fund”), and BlackRock Large Cap Focus Growth Fund, Inc., a registered investment company and a Maryland corporation (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Fund with the Acquiring Fund upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The Reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in paragraph 1.3) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; (iii) the redemption by the Target Fund of all of its outstanding shares for no consideration; and (iv) the termination, dissolution and complete liquidation of the Target Fund. No assets other than the Acquiring Fund Shares shall be distributed to the shareholders of the Target Fund.

WHEREAS, the Target Fund and the Acquiring Fund are each open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Directors of the Target Fund and the Board of Directors of the Acquiring Fund have determined that the Reorganization is in the best interests of each of the Target Fund and the Acquiring Fund and that interests of the existing shareholders of each of the Target Fund and the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Target Fund and the Board of Directors of the Acquiring Fund have reasonably determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each of the Target Fund and the Acquiring Fund participating in the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Target Fund Stated Liabilities (as defined in paragraph 1.3 with respect to each class of the Target Fund), computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) assume the Target Fund Stated Liabilities described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, Investor A Shares and Class R Shares of the Target Fund correspond to Investor A Shares of the Acquiring Fund, Investor C Shares of the Target Fund

correspond to Investor C Shares of the Acquiring Fund, Institutional Shares of the Target Fund correspond to Institutional Shares of the Acquiring Fund, Class K Shares of the Target Fund correspond to the Class K Shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the rights of the Target Fund under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Fund shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date and (ii) the Acquiring Fund shall make any filings with the State of Maryland that are required under the laws of the State of Maryland.

1.5 DISTRIBUTION OF ACQUIRING FUND SHARES AND MANDATORY REDEMPTION OF TARGET FUND.

(a) On or as soon as practicable after the Closing Date, the Target Fund will distribute, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of the Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of the Acquiring Fund Shares due Target Fund Shareholders. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such transfer.

(b) Following the distribution of the Acquiring Fund Shares to the Target Fund Shareholders pursuant to paragraph 1.5(a) above, the Target Fund will mandatorily redeem all of its outstanding shares for no consideration and the Target Fund will be terminated, dissolved and liquidated. No assets other than the Acquiring Fund Shares shall be distributed to the shareholders of the Target Fund.

1.6 OWNERSHIP OF SHARES. Ownership of the Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of any Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE ACQUIRING FUND; ACTION BY TARGET FUND. The Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Target Fund shall take all actions expressed herein as being the obligations of the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to paragraph 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the fourth quarter of 2023, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Target Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The Registration Statement on Form N-14 of the Acquiring Fund and the Combined Prospectus/Information Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Fund will not result in the violation of Maryland law, or any provision of the Target Fund’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound.

(f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Fund’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund for the fiscal year ended May 31, 2023, which have been audited by [    ], have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended May 31, 2023, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since [   ], 2023 there has not been (i) any pending or to the knowledge of the Target Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Fund’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Fund is authorized to issue 2,200,000,000 shares of common stock, par value $0.10 per share. As of [    ], 2023, no shares of the Target Fund were held in the treasury of the Target Fund. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) (i) The Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for the taxable year ending on the Closing Date.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than notice to the Target Fund Shareholders is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

(r) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

(s) The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquiring Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the Acquiring Fund, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Fund, will not result in the violation of, Maryland law or any provision of the Acquiring Fund’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund for the fiscal year ended May 31, 2023, which have been audited by [     ], have been prepared in accordance with GAAP consistently applied, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund for the fiscal year ended May 31, 2023, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since [  ], 2023, there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Acquiring Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Acquiring Fund is authorized to issue 6,150,000,000 shares of common stock, par value $0.10 per share. As of [    ], 2023, no shares of the Acquiring Fund were held in the treasury of the Acquiring Fund. All issued and outstanding shares of common stock of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund.

(o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year in which the Reorganization occurs; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for its taxable year in which the Reorganization occurs.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date, the Target Fund will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Fund.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund’s officers and agents all books and records of the Target Fund and the Acquiring Fund shall make available to the Target Fund’s officers and agents all books and records of the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Fund will terminate all agreements to which the Target Fund is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined Prospectus/Information Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, U.S. federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP). The Acquiring Fund and the Target Fund agree to treat the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund followed by the redemption of the Target Fund shares and the liquidation of the Target Fund as an exchange of the Target Fund shares in return for the Acquiring Fund Shares in liquidation of the Target Fund for U.S. federal income tax purposes.

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 INFORMATION STATEMENT. The Target Fund agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Information Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act , and the rules and regulations thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund, pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Directors of the Target Fund has approved this Agreement, with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 The Board of Directors of the Acquiring Fund has approved this Agreement with respect to the Acquiring Fund.

7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.5 The Target Fund shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Fund or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.2 All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.3 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.4 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund or the Target Fund or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.5 The Acquiring Fund and the Target Fund each shall have received an opinion of Sidley Austin LLP, United States tax counsel to the Acquiring Fund and the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a) (i) the transfer of substantially all of the Assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of the Acquiring Fund Shares to the Target Fund Shareholders and (ii) the redemption by the Target Fund of all of its outstanding shares, and (iii) the termination, dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

(c) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders followed by the mandatory redemption and complete liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) no gain or loss will be recognized by the Target Fund Shareholders upon the redemption of their Target Fund shares and receipt of their Acquiring Fund Shares pursuant to the Reorganization;

(e) the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares redeemed in the Reorganization from such shareholder;

(f) the holding period of the Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares redeemed in the Reorganization from such shareholder were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.5.

The Tax Opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

The Target Fund and the Acquiring Fund (each for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors. The Target Fund’s portion of the expenses incurred in connection with the Reorganization will be paid by the Target Fund. The Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization will be paid by BlackRock Advisors, LLC (“BlackRock”) or its affiliates, directly or through fee waivers. Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards, costs incurred in connection with attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Target Fund agree that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Target Fund. In addition, the Acquiring Fund or the Target Fund may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Target Fund and the Acquiring Fund as specifically authorized by their Board of Directors.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 The names “Target Fund” and “Directors of Target Fund” refer respectively to the Target Fund and the Directors, as directors but not individually or personally, acting from time to time under the charter of the Target Fund, which is hereby referred to and a copy of which is on file at the office of the State Department of Assessments and Taxation of the State of Maryland and at the principal office of the Target Fund. Such charter contains certain provisions limiting the liability of the Directors, shareholders, officers, employees and agents of the Target Fund. The obligations of the Target Fund created hereunder are not personally binding upon, nor shall resort hereunder be had to the property of, any of the Directors, shareholders, officers, employees or agents of the Target Fund. In addition, only the Target Fund assets associated with the series of the Target Fund that incurs any liability hereunder shall be used to pay such liability.

13.6 The names “Acquiring Fund” and “Directors of Acquiring Fund” refer respectively to the Acquiring Fund and the Directors, as directors but not individually or personally, acting from time to time under the charter of the Acquiring Fund, which is hereby referred to and a copy of which is on file at the office of the State Department of Assessments and Taxation of the State of Maryland and at the principal office of the Acquiring Fund. Such charter contains certain provisions limiting the liability of the Directors, shareholders, officers, employees and agents of the Acquiring Fund. The obligations of the Acquiring Fund created hereunder are not personally binding upon, nor shall resort hereunder be had to the property of, any of the Directors, shareholders, officers, employees or agents of the Acquiring Fund. In addition, only the Acquiring Fund assets associated with the series of the Acquiring Fund which incurs any liability hereunder shall be used to pay such liability.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer; or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK CAPITAL APPRECIATION FUND, INC.

By:
Name:
Title:

BLACKROCK LARGE CAP FOCUS GROWTH FUND, INC.

By:
Name:
Title:

APPENDIX III

Intermediary-Defined Sales Charge Waiver Policies

Intermediary-Defined Sales Charge Waiver Policies

Ameriprise Financial:

Investor A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Investor A Shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

·

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

·	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within BlackRock Funds).

·

Shares exchanged from Investor C Shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Investor C Shares or conversion of Investor C Shares following a shorter holding period, that waiver will apply.

·	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

·

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

·

Shares purchased from the proceeds of redemptions within BlackRock Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e. Rights of Reinstatement).

D.A. Davidson & Co. (“D.A. Davidson”):

Effective March 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders, through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.

Front-End Sales Charge Waivers on Investor A Shares Available at D.A. Davidson

·	Shares purchased of the same Fund or another BlackRock Fund through a systematic reinvestment of capital gains and dividend distributions.

·	Shares purchased by employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

·

Shares purchased from the proceeds of redemptions of the same Fund or another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

·

A shareholder in the Fund’s Investor C Shares will have their shares converted at net asset value to Investor A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Investor A and C Shares Available at D.A. Davidson

·	Shares sold due to the death or disability of the shareholder.

·	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

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·	Shares bought due to return of excess contributions from an IRA account.

·	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.

·	Shares acquired through a Right of Reinstatement.

Front-End Sales Charge Discounts Available at D.A. Davidson: Breakpoints, Rights of Accumulation and/or Letters of Intent

·	Breakpoints as described in this Prospectus.

·

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible BlackRock Fund assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

·

Letters of intent which allow for breakpoint discounts based on anticipated purchases of BlackRock Funds, over a 13-month time period. Eligible BlackRock Fund assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. (“Edward Jones”):

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 15, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which may differ from discounts and waivers described elsewhere in this prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BlackRock Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

·	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

·

The applicable sales charge on a purchase of Investor A Shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of BlackRock Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

·

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

·	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares multiplied by NAV).

Letter of Intent (“LOI”)

·

Through a LOI, a shareholder can receive the sales charge and breakpoint discounts for purchases such shareholder intends to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible BlackRock Funds assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward

III-2

Jones are not adjusted under the LOI and will not reduce the sales charges previously paid. Sales charges will be adjusted if the LOI is not met.

·

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

·

Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

·	Shares purchased in an Edward Jones fee-based advisory program.

·	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

·

Shares purchased from the proceeds of redeemed shares of BlackRock Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account (“IRA”) with proceeds from liquidations in a non-retirement account.

·

Shares exchanged into Investor A Shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSCs due to BlackRock, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

·	Exchanges from Investor C Shares to Investor A Shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

·	The death or disability of the shareholder.

·	Systematic withdrawals with up to 10% per year of the account value.

·	Return of excess contributions from an IRA.

·

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

·	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

·	Shares exchanged in an Edward Jones fee-based program.

·	Shares acquired through a Right of Reinstatement.

·	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts for Investor A and Investor C Shares

·	Initial purchase minimum: $250

·	Subsequent purchase minimum: none

Minimum Balances

·	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

·	A fee-based account held on an Edward Jones platform

·	A 529 account held on an Edward Jones platform

·	An account with an active systematic investment plan or LOI

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Exchanging Share Classes

· At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Investor A Shares of the same fund at NAV, provided that Edward Jones will be responsible for any remaining CDSC due to BlackRock, if applicable, and that the shareholders meet the eligibility requirements of the new share class.

Janney Montgomery Scott LLC:

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales charge* waivers on Investor A shares available at Janney

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other BlackRock Fund).

· Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

· Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e., right of reinstatement).

· Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

· Shares acquired through a right of reinstatement.

· Investor C shares that are no longer subject to a contingent deferred sales charge and are converted to Investor A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Investor A and C shares available at Janney

· Shares sold upon the death or disability of the shareholder.

· Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus or SAI.

· Shares purchased in connection with a return of excess contributions from an IRA account.

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

· Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

· Shares acquired through a right of reinstatement.

· Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

· Breakpoints as described in the Fund’s prospectus or SAI.

· Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Janney. Eligible BlackRock Fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a BlackRock Fund, over a 13-month time period. Eligible BlackRock Fund assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account (excluding shares purchased from or through the Fund, the Fund’s distributor or any non-Merrill Lynch platform or account, even if Merrill Lynch serves as broker-dealer of record

III-4

for such shares) will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Investor A Shares available at Merrill Lynch

· Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan/plan participants

· Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

· Shares purchased through a Merrill Lynch affiliated investment advisory program

· Exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from such Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales charge discounts and waivers

· Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

· Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other BlackRock Fund)

· Shares exchanged from Investor C (i.e. level-load) shares of the same Fund pursuant to Merrill Lynch’s policies relating to sales charge discounts and waivers

· Shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members

· Shares purchased by directors of the Fund, and employees of BlackRock or any of its affiliates, as described in the prospectus

· Eligible shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Investor A and C Shares available at Merrill Lynch

·	Shares sold due to death or disability of the shareholder

·	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

·	Shares bought due to return of excess contributions from an IRA Account

·	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

· Shares acquired through a Right of Reinstatement

· Investor A and C Shares of a Fund held in the following IRA or other retirement brokerage accounts: Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Account and Medical Savings Accounts that are exchanged for Institutional shares of the same Fund due to transfer to certain fee based accounts or platforms

· Investor A Shares sold, where such Investor A Shares were received as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales charge discounts and waivers

Front-end Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

· Breakpoints as described in this prospectus

· Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible BlackRock Fund

III-5

assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of BlackRock Funds, through Merrill Lynch, over a 13-month period of time

Morgan Stanley Wealth Management:

Morgan Stanley Wealth Management Investor A Share Front-End Sales Charge Waiver

Effective July 1, 2018, Morgan Stanley Wealth Management clients purchasing Investor A Shares of the Fund through Morgan Stanley’s transactional brokerage accounts are entitled to a waiver of the front-end sales charge in the following circumstances:

· Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans does not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

· Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

· Shares purchased through a Morgan Stanley self-directed brokerage account

· Investor C Shares that are no longer subject to a contingent deferred sales charge and are exchanged for Investor A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

· Shares purchased from the proceeds of redemptions within BlackRock Funds under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales charge

Unless specifically described above, no other front-end sales charge waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients through Morgan Stanley’s transactional brokerage accounts.

Oppenheimer & Co. Inc.:

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Charge Waivers on Investor A Shares available at OPCO

· Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

· Shares purchased by or through a 529 Plan

· Shares purchased through an OPCO affiliated investment advisory program

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other BlackRock Fund)

· Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the Fund’s Investor C Shares will have their shares converted at net asset value to Investor A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

· Shares purchased by employees and registered representatives of OPCO or its affiliates and their family members

· Shares purchased by directors or trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on Investor A and C Shares available at OPCO

· Shares sold due to death or disability of the shareholder

III-6

· Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

· Shares bought due to return of excess contributions from an IRA account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

· Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

· Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

· Breakpoints as described in this prospectus

· Rights of Accumulation (“ROA”) and Letters of Intent (“LOI”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at OPCO. Eligible BlackRock Fund assets not held at OPCO may be included in the ROA or LOI calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Each Entity’s Affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investor A Shares Available at Raymond James

· Shares purchased in a Raymond James investment advisory program.

· Shares purchased of the same Fund or another BlackRock Fund through a systematic reinvestment of capital gains distributions and dividend distributions.

· Shares purchased by employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

· Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

· A shareholder in the Fund’s Investor C shares will have their shares converted at net asset value to Investor A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Investor A and C Shares Available at Raymond James

· Shares sold due to death or disability of the shareholder.

· Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

· Shares bought due to return of excess contributions from an IRA Account.

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus or SAI.

· Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

· Shares acquired through a Right of Reinstatement.

Front-End Sales Charge Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent

· Breakpoints as described in this prospectus.

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible BlackRock Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

III-7

· Letters of intent which allow for breakpoint discounts based on anticipated purchases of BlackRock Funds over a 13-month time period. Eligible BlackRock Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI

Front-End Sales Charge Waivers on Investor A Shares Available at Baird

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

· Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

· Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the Fund’s Investor C shares will have their shares converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

· Shares purchased by employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C Shares Available at Baird

· Shares sold due to death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

· Shares bought due to returns of excess contributions from an IRA account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

· Shares sold to pay Baird fees but only if the transaction is initiated by Baird

· Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints, Rights of Accumulation, & Letters of Intent

· Breakpoints as described in this prospectus

· Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Baird. Eligible BlackRock Fund assets not held at Baird may be included in ROA calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of Intent (“LOI”) allow for breakpoint discounts based on anticipated purchases of BlackRock Funds through Baird, over a 13-month period of time

III-8

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 22, 2023

BLACKROCK CAPITAL APPRECIATION FUND, INC.

BLACKROCK LARGE CAP FOCUS GROWTH FUND, INC.

PART B

STATEMENT OF ADDITIONAL INFORMATION

[   ], 2023

This Statement of Additional Information (the “SAI”) relates to the reorganization (the “Reorganization”) of BlackRock Capital Appreciation Fund, Inc. (the “Target Fund”) into BlackRock Large Cap Focus Growth Fund, Inc. (the “Acquiring Fund”), each a Maryland corporation. The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Large Cap Focus Growth Fund, Inc. to BlackRock Large Cap Growth Equity Fund, Inc.

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Information Statement dated [  ], 2023 (the “Combined Prospectus/Information Statement”).

As described in the Combined Prospectus/Information Statement, the Reorganization will involve the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by such Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of such Acquiring Fund, including fractional shares (in each case, the “Acquiring Fund Shares”). Acquiring Fund Shares will then be distributed pro rata by the corresponding Target Fund to its shareholders. All of the outstanding shares of the Target Funds will be redeemed followed by the termination, dissolution and liquidation of the Target Fund. No assets other than Acquiring Fund Shares will be distributed to the shareholders of the Target Fund.

This SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Information Statement. Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to BlackRock at P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429 or by calling (800) 537-4942.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Information Statement.

Page

Additional Information	S-3

Financial Statements	S-3

Supplemental Financial Information	S-3

ADDITIONAL INFORMATION

Further information about the Acquiring Fund is contained in the Acquiring Fund’s Statement of Additional Information. The Acquiring Fund’s Statement of Additional Information, dated September 28, 2022, as supplemented through the date of this SAI, is incorporated herein by reference (Securities Act File No. 333-89775).

FINANCIAL STATEMENTS

This SAI incorporates by reference the Annual Report to Shareholders of the Target Fund for the fiscal year ended May  31, 2023, filed August 3, 2023 (0001193125-23-202527), and the Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended May 31, 2023, filed August 3, 2023 (0001193125-23-202528), each as filed with the Securities and Exchange Commission. The financial statements therein, and the report of the independent registered public accountant therein, are incorporated herein by reference. No other parts of the Funds’ Annual Report are incorporated by reference herein.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Summary—Fees and Expenses” of the Combined Prospectus/Information Statement.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

PART C.

OTHER INFORMATION

Item 15. Indemnification.

Reference is made to Article V of the Registrant’s Articles of Incorporation referenced in Exhibit 1(a), Article IV of the Registrant’s Amended and Restated Bylaws (“the Bylaws”), Section 2-418 of the Maryland General Corporation Law, Section 9 of the Amended and Restated Distribution Agreement referenced in Exhibit 7(a), Section 12 of the Transfer Agency and Shareholder Services Agreement referenced in Exhibit 13(a), Section 8 of the Administration Agreement referenced in Exhibit 13(b), Section 12 of the Administration and Accounting Services Agreement referenced in Exhibit 13(d)(1) and Section 5 of the Amended and Restated Shareholders’ Administrative Services Agreement referenced in Exhibit 13(e).

Article IV, Section 1 of the Bylaws states:

“Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.”

Article IV, Section 2 of the Bylaws states:

“Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service, except with respect to any matter as to which such person shall not have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which such person shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

(d) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

(f) Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(g) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of any person who is or was a Director, any advisory board member or any officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.”

Article IV, Section 4 of the Bylaws states:

“Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall continue as to a person who has ceased to be a Director, advisory board member or officer and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.”

Article IV, Section 5 of the Bylaws states:

“Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.”

In Section 9 of the Amended and Restated Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

Exhibit Number	Description
1	— Articles of Incorporation

(a)

—   Articles of Incorporation of the Registrant, dated October 21, 1999, are incorporated by reference to Exhibit 1(a) of the Registrant’s Registration Statement on Form N-1A (File No. 333-89775) under the Securities Act of 1933, as amended (the “Registrant’s Registration Statement”), filed on October 27, 1999.

Exhibit Number	Description
(b)

—   Articles of Amendment to Articles of Incorporation, dated as of November 5, 1999, are incorporated by reference to Exhibit 1(b) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement, filed on November 18, 1999.

(c)

—   Articles Supplementary to Articles of Incorporation Increasing the Authorized Capital Stock of the Corporation, dated July 12, 2000, are incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement, filed on March 20, 2001.

(d)

—   Articles Supplementary to Articles of Incorporation Increasing the Authorized Capital Stock of the Corporation, dated December 21, 2000, are incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement, filed on March 20, 2001.

(e)

—   Articles Supplementary to the Articles of Incorporation Increasing the Authorized Capital Stock of the Corporation, dated March 12, 2002, are incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, filed on March 27, 2002.

(f)

—   Form of Articles of Amendment reclassifying shares of authorized stock is incorporated by reference to Exhibit 1(f) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement, filed on March 27, 2003.

(g)

—   Form of Articles of Amendment reclassifying shares of authorized stock is incorporated by reference to Exhibit 1(g) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement, filed on September 29, 2006.

(h)

—   Form of Articles of Amendment changing the name of the Registrant to BlackRock Focus Twenty Fund, Inc. is incorporated by reference to Exhibit 1(h) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement, filed on September 29, 2006.

(i)

—   Form of Articles of Amendment changing to name of the Registrant to BlackRock Focus Growth Fund, Inc. is incorporated by reference to Exhibit 1(i) of Post-Effective Amendment No. 9 to the Registrant’s Registration Statement, filed on March 28, 2008.

(j)

—   Articles Supplementary, dated November 28, 2018, are incorporated by reference to Exhibit 1(j) of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement, filed on December 21, 2018.

(k)	— Articles Supplementary, dated July 29, 2019, are incorporated by reference to Exhibit 1(k) of Post-Effective Amendment No. 31 to the Registrant’s Registration Statement, filed on July 30, 2019.

(l)

—   Articles Supplementary, dated August 15, 2019, are incorporated by reference to Exhibit 1(l) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement, filed on December 20, 2019.

(m)

—   Articles of Amendment, dated November 29, 2019, are incorporated by reference to Exhibit 1(m) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement, filed on December 20, 2019.

(n)	— Articles Supplement, dated September 20, 2023, are filed herewith.

2	— By-laws

(a)

—   Amended and Restated Bylaws of the Registrant, dated November 14, 2017, are incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement, filed on December 22, 2017.

3	— Voting Trust Agreements

(a)	— None.

4	— Plan of Reorganization

(a)	— Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Prospectus/Information Statement.

5	— Instruments Defining Rights of Security Holders

(a)

—   Reference is made to Article II, Article IV, Article V (Sections 2, 3, 4, 6, 7 and 8), Article VI, Article VII and Article IX of the Registrant’s Articles of Incorporation, as amended and supplemented, filed as Exhibits 1(a) - 1(m) to the Registrant’s Registration Statement, and to Article I, Article II (Sections 2, 3 and 4), Article IV (Sections 1, 2 and 5) and Article V (Sections 3, 4, 5 and 6) of the Registrant’s Amended and Restated Bylaws filed as Exhibit 2(a) to the Registrant’s Registration Statement.

Exhibit Number	Description
6	— Investment Advisory Contracts

(a)

—   Form of Investment Management Agreement between the Registrant and BlackRock Advisors, LLC is incorporated by reference to Exhibit 4(a) of Post-Effective Amendment No. 37 to Registrant’s Registration Statement filed on March 1, 2021.

7	— Underwriting Contracts

(a)

—   Form of Amended and Restated Distribution Agreement between the Registrant and BlackRock Investments, LLC is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of BlackRock Advantage SMID Cap Fund, Inc. (formerly known as BlackRock Advantage U.S. Total Market Fund, Inc.) (File No. 2-60836), filed on July 26, 2019.

(b)

—   Exhibit A to the Amended and Restated Distribution Agreement between Registrant and BlackRock Investments, LLC, amended as of September 18, 2023, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 366 to the Registration Statement on Form N-1A of BlackRock Funds III (File No. 33-54126), filed on September 18, 2023.

8	— Bonus or Profit Sharing Contracts

(a)	— None.

9	— Custodian Agreements

(a)

—   Form of Custody Agreement between the Registrant and The Bank of New York Mellon (formerly known as The Bank of New York) is incorporated by reference to Exhibit 7 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of BlackRock Mid Cap Dividend Series, Inc. (File No. 33-53887), filed on March 21, 2002.

10	— Rule 12b-1 and Rule 18f-3 Plans

(a)

—   Form of Investor A Shares Distribution Plan is incorporated by reference to Exhibit 13(a) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Advantage Global Fund, Inc. (formerly known as BlackRock Global SmallCap Fund, Inc.) (File No. 33-53399), filed on October 28, 2008.

(b)

—   Exhibit A to the Investor A Shares Distribution Plan, amended as of April 8, 2022, is incorporated by reference to Exhibit 13(b) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A of BlackRock Advantage SMID Cap Fund, Inc. (File No. 2-60836), filed on July 26, 2022.

(c)

—   Form of Investor C Shares Distribution Plan is incorporated by reference to Exhibit 13(c) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Advantage Global Fund, Inc. (formerly known as BlackRock Global SmallCap Fund, Inc.) (File No. 33-53399), filed on October 28, 2008.

(d)

—   Exhibit A to the Investor C Shares Distribution Plan, amended as of April 8, 2022, is incorporated by reference to Exhibit 13(d) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A of BlackRock Advantage SMID Cap Fund, Inc. (File No. 2-60836), filed on July 26, 2022.

(e)

—   Amended and Restated Plan Pursuant to Rule 18f-3 is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of BlackRock Global Allocation Fund, Inc. (File No. 033-22462), filed on February 27, 2020.

(f)

—   Schedule A to the Amended and Restated Plan Pursuant to Rule 18f-3, amended as of October 18, 2021, is incorporated by reference to Exhibit 14(b) of Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A of BlackRock Funds VII, Inc. (File No. 2-56978), filed on October 18, 2021.

11	— Legal Opinions

(a)	— Opinion of Miles & Stockbridge P.C. as to the legality of the securities being registered is filed herewith.

12	— Tax Opinions

(a)	— Form of opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Information Statement is filed herewith.

13	— Other Material Contracts

Exhibit Number	Description
(a)

—   Form of Transfer Agency and Shareholder Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Series Fund, Inc. (File No. 2-69062), filed on April 18, 2014.

(b)

—   Form of Administration Agreement between the Registrant and BlackRock Advisors, LLC is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of BlackRock Large Cap Focus Growth Fund, Inc. (File No. 333-89775), filed on September 21, 2022.

(c)

—   Form of Eleventh Amended and Restated Expense Limitation Agreement by and between Registrant, BlackRock Advisors, LLC and BlackRock Fund Advisors is incorporated by reference to Exhibit 8(d) of Post-Effective Amendment No.  33 to the Registration Statement on Form N-1A of BlackRock ETF Trust (File No. 333-228832), filed on November 22, 2022.

(d)(1)

—   Form of Administration and Accounting Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly known as PNC Global Investment Servicing (U.S.) Inc.) is incorporated by reference to Exhibit 8(g) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of BlackRock Capital Appreciation Fund, Inc. (File No. 33-47875), filed on January 28, 2013.

(d)(2)

—   Form of Joinder and Amendment to Administration and Accounting Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly known as PNC Global Investment Servicing (U.S.) Inc.) is incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 333-142592), filed on January 28, 2015.

(e)

—   Form of Amended and Restated Shareholders’ Administrative Services Agreement between the Registrant and BlackRock Advisors, LLC is incorporated by reference to Exhibit 8(k) of Post-Effective Amendment No.  305 to the Registration Statement on Form N-1A of BlackRock Funds III (File No. 33-54126), filed on July 1, 2019.

(f)

—   Form of Ninth Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC is incorporated herein by reference to Exhibit (k)(7) of Post-Effective Amendment No.  1 to the Registration Statement on Form N-2 of BlackRock Debt Strategies Fund, Inc. (File No. 333-267429), filed on January 13, 2023.

(g)

—   Form of Tenth Amended and Restated Credit Agreement among Registrant, a syndicate of banks and certain other parties is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of BlackRock Series Fund II, Inc. (File No. 333-224375), filed on April 20, 2023.

(h)

—   BlackRock Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and the other registered open-end investment companies party thereto is incorporated herein by reference to Exhibit 8(g) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of BlackRock Unconstrained Equity Fund (File No. 333-124372), filed on August 22, 2023.

14	— Other Opinions

(a)	— Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant, is filed herewith.

15	— Omitted Financial Statements

(a)	— None.

16	— Power of Attorney

(a)	— Power of Attorney is incorporated herein by reference to Exhibit 16(a) of the Registrant’s Registration Statement on Form N-14 (File No. 333-273771) filed on August 7, 2023.

17	— Additional Exhibits

(a)	— None.

18	Calculation of Filing Fee Tables

(a)	— Not applicable.

Item 17. Undertakings.

(1)  The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (as amended, the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)  The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on September 22, 2023.

BLACKROCK LARGE CAP FOCUS GROWTH FUND, INC.
(REGISTRANT)

By:	/s/ JOHN M. PERLOWSKI
(John M. Perlowski,
President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John Perlowski)	Director, President and Chief Executive Officer (Principal Executive Officer)	September 22, 2023

/S/ TRENT WALKER (Trent Walker)	Chief Financial Officer (Principal Financial and Accounting Officer)	September 22, 2023

SUSAN J. CARTER* (Susan J. Carter)	Director

COLLETTE CHILTON* (Collette Chilton)	Director

NEIL A. COTTY* (Neil A. Cotty)	Director

LENA G. GOLDBERG* (Lena G. Goldberg)	Director

HENRY R. KEIZER* (Henry R. Keizer)	Director

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Director

DONALD C. OPATRNY* (Donald C. Opatrny)	Director

MARK STALNECKER* (Mark Stalnecker)	Director

KENNETH L. URISH* (Kenneth L. Urish)	Director

CLAIRE A. WALTON* (Claire A. Walton)	Director

ROBERT FAIRBAIRN* (Robert Fairbairn)	Director

*By:	/S/ JANEY AHN (Janey Ahn, Attorney-In-Fact)	September 22, 2023

EXHIBIT INDEX

Exhibit Number	Description

1(n) —	Articles Supplementary, dated September 20, 2023.

11(a) —	Opinion of Miles & Stockbridge P.C. as to the legality of the securities being registered.

12(a) —	Form of opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Information Statement.

14(a) —	Consent of Deloitte & Touche LLP, independent registered public accounting firm.